SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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/X/ Preliminary Proxy Statement

// Definitive Proxy Statement

// Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price California Tax-Free Income Trust 033-08093/811-4525

T. Rowe Price Capital Appreciation Fund 033-05646/811-4519

T. Rowe Price Equity Income Fund 033-00070/811-4400

T. Rowe Price GNMA Fund 033-01041/811-4441

T. Rowe Price New America Growth Fund 002-99122/811-4358

T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521

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Proxy Information This proxy material relates to:

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation Fund and its Advisor Class and I Class

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Income Fund and its Advisor Class, I Class and R Class

T. Rowe Price GNMA Fund

T. Rowe Price GNMA Fund and its I Class

T. Rowe Price New America Growth Fund

T. Rowe Price New America Growth Fund and its Advisor Class and I Class

(T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Capital Appreciation Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, and T. Rowe Price New America Growth Fund, each a “Trust” and together, the “Trusts,” and each of their sub-trusts a “Fund” and together, the “Funds”)

May 30, 2017

Dear Shareholder:

We cordially invite you to attend a joint special meeting of shareholders (the “Meeting”) of each of the above listed Funds on Tuesday, July 26, 2017, at 8 a.m., Eastern time, to be held at the offices of T. Rowe Price Associates, Inc., located at 100 East Pratt Street, Baltimore, Maryland, 21202. The following matters will be considered and acted upon at that time:

1. To approve the redomiciliation and reorganization of the Trusts and their Funds into newly-established Maryland corporations and series thereunder; and

2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

As a shareholder of one or more of the Funds, you are entitled to notice of, and to vote at, the Meeting. We realize that it may be difficult for you to attend the Meeting and vote your shares in person. However, we do need your vote. You can vote by mail, by telephone, or by Internet, as explained in the enclosed materials. By voting promptly, you can help the Funds avoid the expense of additional mailings.

As discussed in more detail in the enclosed proxy materials, it is proposed that each of the Funds change their domicile and reorganize from a sub-trust of a Massachusetts business Trust to a series of a Maryland corporation, pursuant to an Agreement and Plan of Reorganization for a Change of Domicile. The Boards of Trustees of the Trusts (collectively, the “Board”) believes that the proposal is in the best interests of each Fund and its shareholders. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL WITH RESPECT TO YOUR FUND.

If you have any questions or would like additional information concerning the matters proposed for action at the Meeting, please call one of our service representatives at 1-800-541-5910. Your participation in this vote is extremely important.

As always, thank you for investing with T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman of the Board

Notice of Joint Special Meeting of Shareholders

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation Fund and its Advisor Class and I Class

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Income Fund and its Advisor Class, I Class and R Class

T. Rowe Price GNMA Fund

T. Rowe Price GNMA Fund and its I Class

T. Rowe Price New America Growth Fund

T. Rowe Price New America Growth Fund and its Advisor Class and I Class

(T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Capital Appreciation Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, and T. Rowe Price New America Growth Fund, each a “Trust” and together, the “Trusts,” and each of their sub-trusts a “Fund” and together, the “Funds”)

T. Rowe Price Funds

100 East Pratt Street

Baltimore, MD 21202

Darrell Braman

Secretary

May 30, 2017

Notice is hereby given that a joint special meeting of shareholders of the Funds listed above will be held on Tuesday, July 26, 2017, at 8 a.m., Eastern time, at the offices of T. Rowe Price Associates, Inc., located at 100 East Pratt Street, Baltimore, Maryland, 21202. The following matters will be considered and acted upon at that time:

1. To approve the redomiciliation and reorganization of the Trusts and their Funds into newly-established Maryland corporations and series thereunder; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

Only shareholders of record at the close of business on May 30, 2017 are entitled to vote at this meeting or any adjournment thereof. The Boards of Trustees of the Trusts recommend that you vote in favor of the proposal with respect to your Fund(s).

DARRELL BRAMAN

Important Notice Regarding the Availability of Proxy Materials for the Meeting. The notice of Joint Special Meeting of Shareholders and Proxy Statement are posted at www.proxy-direct.com/trp-28475.

YOUR VOTE IS IMPORTANT

Shareholders are urged to designate their choice on the matters to be acted upon by using one of the following three methods:

1. Vote by Internet.*

• Read the proxy statement.

• Go to the proxy voting link found on your proxy card.

• Enter the control number and security code found on your proxy card.

• Follow the instructions using your proxy card as a guide.

2. Vote by telephone.*

• Read the proxy statement.

• Call the toll-free number found on your proxy card.

• Enter the control number and security code found on your proxy card.

• Follow the recorded instructions using your proxy card as a guide.

3. Vote by mail.

• Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

*If you vote by telephone or access the Internet voting site, your vote must be received no later than 7:59 a.m. on July 26, 2017.

Your prompt response will help assure a quorum at the Meeting and avoid the additional expenses to the Funds of further solicitation.

Joint Special Meeting of Shareholders—July 26, 2017

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. Rowe Price Capital Appreciation Fund

T. Rowe Price Capital Appreciation Fund and its Advisor Class and I Class

T. Rowe Price Equity Income Fund

T. Rowe Price Equity Income Fund and its Advisor Class, I Class and R Class

T. Rowe Price GNMA Fund

T. Rowe Price GNMA Fund and its I Class

T. Rowe Price New America Growth Fund

T. Rowe Price New America Growth Fund and its Advisor Class and I Class

(T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Capital Appreciation Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, and T. Rowe Price New America Growth Fund, each a “Trust” and together, the “Trusts,” and each of their sub-trusts a “Fund” and together, the “Funds”)

PROXY STATEMENT

This Proxy Statement is being furnished to shareholders in connection with a solicitation by the Boards of Trustees of the Trusts (collectively, the “Board”) of proxies to be voted at a joint special meeting of the shareholders of the Funds (“Meeting”) to be held at the offices of T. Rowe Price Associates, Inc., located at100 East Pratt Street, Baltimore, Maryland, 21202, on Tuesday, July 26, 2017, at 8 a.m., Eastern time (and any adjournment thereof). This document provides you with the information you need in order to vote on the matters coming before the Meeting and is furnished in connection with the solicitation of proxies by the Funds. If you have any questions, please feel free to call us toll-free at 1-800-541-5910.

Who is asking for my vote?

The Board, as well as the Funds’ investment adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), encourage you to vote on the matter listed in the Notice of Joint Special Meeting of Shareholders. The votes will be formally counted at the Meeting (and any adjournment thereof). You may vote in person at the Meeting, by Internet, by telephone, or by returning your completed proxy card in the prepaid envelope provided. Please do not mail the proxy card if you are voting by Internet or telephone.

Who is eligible to vote?

Shareholders of record at the close of business on May 30, 2017 (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund(s) they held as of May 30, 2017. The Notice of Joint Special Meeting of Shareholders, the Proxy Statement, and the proxy card were first mailed to shareholders of record on or about May 30, 2017. In some cases, the Funds may mail only one copy of this Proxy Statement to households in which more than one person in the household is a Fund shareholder of record. If you need additional copies of this Proxy Statement or if you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact us at 1-800-541-5910.

Under Massachusetts law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Fund(s): (1) if only one votes, that vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the vote will be cast proportionately.

What are shareholders being asked to vote on?

At a meeting held on October 24, 2016, the Board, including a majority of the independent trustees, unanimously approved submitting the following proposal to be considered and acted upon:

1. To approve the redomiciliation and reorganization of the Trusts and their sub-trusts (the Funds) into newly-established Maryland corporations and series thereunder; and

2. To transact such other business as may properly come before the meeting and any adjournments thereof.

How can I get more information about the Funds?

A copy of each Fund’s most recent summary prospectus, prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost through troweprice.com; by calling

1-800-541-5910; or by writing to T. Rowe Price, Three Financial Center, 4515 Painters Mill Road, Owings Mills, MD 21117.

PROPOSAL – Redomicile and Reorganize each Fund into newly-established Maryland corporations and series thereunder

What are shareholders being asked to approve?

Shareholders of each Fund are being asked to approve the redomiciliation and reorganization of their Fund (each, a “Reorganization”), currently organized as a sub-trust of a Massachusetts business trust, into a series of a newly formed Maryland corporation (each, a “Maryland Corporation,” and collectively, the “Maryland Corporations”), pursuant to an Agreement and Plan of Reorganization for a Change of Domicile (“Plan”) substantially in the form attached as Appendix A, as follows:

Existing Massachusetts Business Trust (and corresponding sub-trusts)	New Maryland Corporation* (and corresponding series)

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. Rowe Price State Tax-Free Funds, Inc.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. Rowe Price Capital Appreciation Fund T. Rowe Price Capital Appreciation Fund and its Advisor and I Class	T. Rowe Price Capital Appreciation Fund, Inc. T. Rowe Price Capital Appreciation Fund and its Advisor and I Class
T. Rowe Price Equity Income Fund T. Rowe Price Equity Income Fund and its Advisor Class , I Class and R Class	T. Rowe Price Equity Income Fund, Inc. T. Rowe Price Equity Income Fund and its Advisor Class , I Class and R Class
T. Rowe Price GNMA Fund T. Rowe Price GNMA Fund and its I Class	T. Rowe Price GNMA Fund, Inc. T. Rowe Price GNMA Fund and its I Class

T. Rowe Price New America Growth Fund T. Rowe Price New America Growth Fund and its Advisor Class and I Class	T. Rowe Price New America Growth Fund, Inc. T. Rowe Price New America Growth Fund and its Advisor Class and I Class

* All share classes of a particular Fund would also be authorized under the new Corporation.

By voting FOR the Reorganization with respect to your Fund, you will be agreeing to become a shareholder of a series of a Maryland Corporation. The names of the new Maryland Corporations and their series will differ slightly from the names of the existing Trusts and Funds due to their new structure (for example, the term “Inc.” will be added to the names of the Maryland Corporations and “T. Rowe Price” will be officially added to the beginning of certain Funds’ names). In addition, the sub-trusts of the T. Rowe Price California Tax-Free Income Trust and the T. Rowe Price State Tax-Free Income Trust will be organized as series of one Maryland Corporation to be called T. Rowe Price State Tax-Free Funds, Inc. The Reorganizations will not result in any changes to the investment objectives, principal investment strategies, investment adviser, portfolio managers, 12b-1 or 18f-3 plans, operations, or service providers of any of the Funds. In addition, the fees and expenses, including the management fee, will also remain the same. Shareholder account values immediately after a Reorganization will be the same as immediately before the Reorganization. Each Reorganization is expected to occur on or around the close of business on September 1, 2017 (the “Closing Date”), although this date may be adjusted if deemed appropriate in accordance with the terms of the Plan.

Has the Board approved the Reorganizations?

At its meeting on October 24, 2016, the Board approved the Plan and determined that each Reorganization should be submitted to shareholders of the relevant Fund. If shareholders of a Fund approve the proposal, the Trust officers will implement the Reorganization transactions in accordance with the Plan on behalf of the Fund.

What does the Board recommend?

The Board unanimously recommends that shareholders of each Fund vote FOR the proposal with respect to their Fund.

What is the reason for the proposal?

The Trusts were organized as Massachusetts business trusts in 1985 and 1986, a popular form of organization for mutual funds at the time. Over the last few decades, the percentage of mutual funds organized as Massachusetts business trusts has declined as an increasing number of funds have organized as Maryland corporations. The increasing use of the Maryland corporation structure for mutual funds is generally thought to be the result of certain advantages offered by Maryland law to mutual funds.

In unanimously approving each Reorganization, the Board evaluated the information reasonably necessary to determine that the Reorganization would be in the best interests of the relevant Fund and its shareholders, and that the interests of the Fund’s shareholders would not be diluted as a result of the Reorganization.

T. Rowe Price and the Board believe that the Funds will benefit in several ways by reorganizing from Massachusetts business trusts to Maryland corporations:

o More Efficient Proxy Process. Maryland and Massachusetts have different proxy requirements, which create significant redundancies and inefficiencies during a proxy campaign involving multiple funds domiciled in the two different jurisdictions. For example, each Trust’s trust agreement, the current organizational document for the Trust, requires a record date of not more than 60 days prior to a shareholder meeting, whereas Maryland corporate law requires a record date of not more than 90 days, nor less than 10 days, prior to a shareholder meeting. The longer solicitation period available in Maryland would provide shareholders with more time to consider and vote on proposals, and it could also result in fewer adjournments and lower proxy solicitation expenses. In addition, the current trust agreements of the Trusts require more shareholder votes than would be required under Maryland law to constitute a quorum (the trust agreements require a majority of votes entitled to be cast at the meeting compared to Maryland’s minimum requirement of one-third of the shares entitled to vote). Because of these differences, it has been difficult for the T. Rowe Price Funds organized as Maryland corporations to share the same proxy statement with the T. Rowe Price Funds organized as Massachusetts business trusts and be part of the same proxy campaign even though all of the funds are holding a shareholder meeting at the same location on the same date. Generally, all of the Maryland Corporations have been included in a single proxy statement and all of the Massachusetts business trusts have been included in a separate proxy statement, which mails approximately 30 days after the proxy statement for the Maryland Corporations. This has fostered confusion for shareholders who own shares of T. Rowe Price Funds organized under both Massachusetts and Maryland law and led to questions regarding the inability to vote all of their shares at the same time. Each Reorganization will benefit shareholders by making future complex-wide proxy campaigns for proposals impacting all of the T. Rowe Price Funds, such as the election of directors, less confusing to shareholders and more efficient and less costly to administer.

o Operational Streamlining. The Reorganizations will serve to standardize and conform the corporate governance of the Funds with the other funds in the T. Rowe Price family of funds. This standardization is expected to streamline the administration of the Funds, which may potentially result in cost savings to T. Rowe Price and the Funds and their shareholders, and more effective administration by eliminating differences in governing documents and controlling law. T. Rowe Price is headquartered in Maryland, the majority of its staff is located in Maryland, and the overwhelming majority of the T. Rowe Price Funds are already domiciled in Maryland. Because T. Rowe Price staff is in Maryland and not Massachusetts, all organizational documents may be hand delivered to the appropriate state regulatory agencies (which allows T. Rowe Price to determine immediately whether the state had any issues accepting the documents) rather than mailing documents to Massachusetts regulatory agencies or relying upon outside vendors to do so, which takes far more time and expense. Over the longer term, T. Rowe Price believes that the Reorganizations will also result in potential cost savings for T. Rowe Price, the T. Rowe Price Funds, and their shareholders. For example, issues arising under state law could be vetted with one outside law firm specializing in Maryland law rather than two separate outside experts currently needed to vet issues under both Maryland and Massachusetts law. Since there are a smaller number of T. Rowe Price Funds domiciled in Massachusetts splitting those costs, the Funds could potentially bear a larger cost than if they were domiciled in Maryland and splitting those costs with the rest of the T. Rowe Price Funds. In addition, if the Reorganizations are approved, it would no longer be necessary to pay fees to an outside vendor to file documents with state regulators on behalf of the Funds.

o More Legal Certainty. The comprehensive body of law in Maryland may reduce legal uncertainty and risk and provide the Funds’ directors and management with greater certainty and predictability in managing fund affairs. For example, Maryland law provides comparatively greater certainty with regard to limiting the liability of shareholders for obligations of a fund or its directors.

o Opportunity to Modernize Governing Instruments. The Trusts’ organizational documents were all written more than 30 years ago and, as a result, their governing instruments do not reflect the current governing framework available to mutual funds registered under the Investment Company Act of 1940, as amended (the “1940

Act”). The Reorganizations will have the benefit of eliminating any outdated provisions, and adding more modern provisions that could benefit Fund shareholders by increasing flexibility of operations and governance. For example: (1) the form of Maryland charters that would apply if the Reorganizations are approved (attached hereto in Appendix C) provide more flexibility in how a shareholder vote may be obtained because they permit multiple funds organized under one corporation to vote together in certain instances, whereas the current trust agreements of the Trusts only allow the Funds to vote together if required by law; (2) the Trusts’ organizational documents have more stringent shareholder voting requirements for reorganizations and mergers than the current governing framework available to mutual funds; (3) the form of Maryland charters contain more modern provisions relating to the requirements for closing a fund that is a series of a corporation; and (4) Maryland law provides more flexibility to funds in litigation, as a Maryland corporation can be a named litigant; in Massachusetts, on the other hand, a lawsuit must be brought by the trustees, as a business trust cannot bring a lawsuit directly.

In approving each Reorganization, the Board also considered that the Reorganization will not result in any changes to the investment objective, principal investment strategies, investment adviser, portfolio managers, 12b-1 or 18f-3 plans, operations, or service providers of the relevant Fund. Each series of a Maryland Corporation (each, a “New Fund,” and collectively, the “New Funds”) and its classes (if applicable) will maintain the same investment portfolio and offer the same shareholder services, rights, and privileges as its corresponding Massachusetts-domiciled Fund and its classes. The fees and expenses, including the management fee, will also remain the same. Thus, on the effective date of the Reorganization, a Fund shareholder would hold an interest in the applicable New Fund that is equivalent to the previous interest in the existing Fund. Lastly, the Board considered that there are no anticipated direct or indirect federal income tax consequences of a Reorganization to any of a Fund’s shareholders.

How would each Reorganization be accomplished?

By approving the proposal, you will be authorizing the Reorganization of your Trust and Fund from a Massachusetts business trust and sub-trust to a Maryland corporation and series thereunder on the Closing Date, in accordance with the terms of the Plan. The following discussion about the Plan is only a summary. It is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A.

Summary of the Plan

The Plan is subject to the approval of a Fund’s shareholders and certain other conditions. A form of the Plan, which is summarized below, is attached as Appendix A to this Proxy Statement.

Under the Plan, the Reorganization of a Fund will be accomplished by the transfer by the Fund of all of its assets to its corresponding New Fund in exchange solely for (as applicable) Investor Class, Advisor Class, I Class, and R Class shares of beneficial interest of the New Fund (“New Fund Shares”), the assumption by the New Fund of all liabilities of the Fund, and the distribution of New Fund Shares to the shareholders of the corresponding Fund in complete liquidation of the Fund.

o Subject to the conditions described in the Plan, on the Closing Date, a Fund will distribute, in complete liquidation, New Fund Shares to each Fund shareholder, determined as of the close of business on the business day immediately preceding the Closing Date (“Valuation Date”), of the Fund pro rata in proportion to such shareholder’s beneficial interest and in exchange for that shareholder’s Fund shares.

o The number of full and fractional shares of the relevant New Fund that you will receive in the Reorganization of your Fund will be equal to the number of full and fractional shares of the Fund you own on the Closing Date and will be of the same share class as the shares you own on the Closing Date.

o Subsequent to the Reorganization, the Trusts and their sub-trusts will be terminated under Massachusetts law.

The Plan may be terminated and a Reorganization may be abandoned by the Board at any time prior to the Closing Date, before or after approval by the shareholders of the relevant Fund, if circumstances should develop that, in the Board’s opinion, make proceeding with the Reorganization inadvisable. The Plan provides that either the Trusts or the new Maryland Corporations may waive compliance with any of the representations or conditions made by the Plan, except that the Trusts cannot waive the requirement to receive the opinion of counsel to the Trusts, on behalf of the Funds, substantially to the effect that, each Reorganization will constitute a tax-free reorganization for federal income tax purposes. The Plan also provides that either the Trusts or the new Maryland Corporations may amend the Plan for the benefit of either the Trusts or the new Maryland Corporations, provided, however, that following the approval of the Plan by each Funds’ shareholders, no such amendment may have the effect of changing the provisions for determining the number of New Fund shares to be distributed to the corresponding Fund’s shareholders under the Plan to the detriment of Fund shareholders without their further approval.

Matters on which the New Funds Will Vote

Pursuant to the 1940 Act, certain matters must be approved by shareholders of a new mutual fund. Each New Fund is technically a newly organized fund under state and federal law. To accomplish these approvals, the Plan provides that T. Rowe Price, as sole initial shareholder of each New Fund, will approve each of the following matters prior to the closing of the relevant Reorganization. Thus, by approving the proposal, shareholders of each Fund will be authorizing the approval of these matters.

o Elect the Board of Directors of each new Maryland Corporation, which will consist of the same members of each Trust’s Board on the Closing Date;

o Ratify the selection of the new Maryland Corporation’s independent auditor, PricewaterhouseCoopers LLP, on behalf of each series thereunder, which is currently the Trusts’ independent auditor on the Closing Date;

o Approve the investment advisory agreements for each New Fund, which will be in substantially the same form as the investment advisory agreements in effect with respect to the Funds immediately prior to the Closing Date;

o For T. Rowe Price Capital Appreciation Fund, T. Rowe Price Equity Income Fund and T. Rowe Price New America Growth Fund, approve the 12b-1 plan for each corresponding New Fund, which will be in substantially the same form as the 12b-1 plan in effect with respect to each Fund immediately prior to the Closing Date; and

o Approve any other matter for which shareholder approval is required.

The main operating agreements of the Maryland Corporations and New Funds will be in substantially the same form as those of the Trusts and Funds immediately prior to the Closing Date.

What effect will a Reorganization have on shareholders?

As a result of a Reorganization, shareholders of a Fund will become shareholders of the corresponding New Fund. Immediately after the Reorganization, shareholders of the Fund will own shares of the corresponding New Fund (and class, if applicable) that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the Closing Date.

Each Reorganization will not result in any change in the principal investment strategies, investment adviser, portfolio managers, or service providers of the relevant Fund. Each New Fund will have the same investment objective and fundamental investment policies as its corresponding Fund, and will operate pursuant to a substantially similar investment advisory agreement. Each New Fund will offer the same shareholder services as its corresponding Fund. The 18f-3 plan for each corresponding New Fund that is offered in multiple share classes will be in substantially the same form as the 18f-3 plan in effect with respect to each Fund immediately prior to the Closing Date. The fees and expenses of the New Fund will also be the same.

As the successors to a Trust’s operations, a Maryland Corporation will adopt and succeed to the registration statements of each corresponding Trust(s) under the federal securities laws, and amend the registration statements as necessary to reflect the effect of the Reorganization(s) and any additional information necessary to comply with Rule 414 under the Securities Act of 1933, as amended (the “1933 Act”).

Tax Consequences

Prior to the closing of the Reorganizations, the Trusts and the Maryland Corporations must have received the opinion of counsel to the Trusts, on behalf of the Funds, substantially to the effect that, the transactions contemplated by the Plan with respect to each Reorganization will constitute a tax-free reorganization for federal income tax purposes. For purposes of rendering its opinion, counsel may rely exclusively, as to factual matters, on the statements made in the Plan, this Proxy Statement, and on other written representations from the Trusts. Because it is anticipated that each Reorganization will constitute a tax-free reorganization, it is also anticipated that shareholders will not recognize any gain or loss in connection with the Reorganization.

The foregoing is a general discussion and relates only to federal income tax consequences. Shareholders should consult their tax advisers regarding the effect of a Reorganization that may result from their individual circumstances, as well as to the foreign, state, local, and other tax consequences of the Reorganization. Because the Reorganizations will not affect any Fund’s name, investment objective or strategies, a Fund currently investing at least 80% of assets in securities whose income is exempt from a particular state’s income taxes will continue to invest in such securities in accordance with the same investment policy.

Who is bearing the expenses related to the Reorganizations?

Each Fund, and its respective classes, will bear its proportionate share of the overall cost of the Reorganizations, based on each class’ relative net assets.

How do the governing documents and the laws governing the Funds and the New Funds compare?

After the applicable Reorganization, each Fund will be a series of a Maryland Corporation governed by the Maryland General Corporation Law ("MGCL") and such Maryland Corporation’s charter and by-laws. The MGCL is similar in some respects to the laws governing each Fund’s current structure, a Massachusetts business trust, but they differ in certain respects. A Massachusetts business trust, and the rights and obligations of its officers, trustees, and shareholders, are governed by the contractual provisions included in its declaration of trust. Chapter 182 of the Massachusetts General Laws applies to business trusts; however, this statute merely sets forth the procedural or filing obligations of such trusts, not the substantive requirements to which business trusts must conform. Both the Massachusetts business trust law and the MGCL permit a fund’s governing documents to contain provisions relating to shareholder rights and removal of trustees/directors, and provide a fund with the ability to amend or restate the fund’s governing documents. However, Massachusetts law is silent on many of the salient features of a Massachusetts business trust whereas the MGCL provides guidance and offers a significant amount of operational flexibility to Maryland corporations. The MGCL provides that the stockholders of a Maryland corporation generally are not personally liable for obligations of the corporation. Under Massachusetts law, shareholders are potentially liable for business trust obligations. Although the Trusts’ declarations of trust contain an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Therefore, the Funds believe that shareholders may benefit from the express statutory protections for stockholders of a Maryland corporation. The Funds believe that the guidance and flexibility afforded by the MGCL will benefit the Funds and their shareholders.

The governing documents of the Funds after the Reorganizations will be similar in most respects to their current governing documents, but will contain certain differences. A comparison between the Massachusetts business trust law and the MGCL, and the current and proposed governing documents of the Funds, is attached hereto as Appendix B. In general, these changes to a Fund’s governing documents are intended to benefit shareholders by streamlining the administration and operation of the Fund. Please note that Appendix B contains only a summary of the characteristics of the Trusts and the Maryland Corporations, their relevant governance documents and applicable state law, and is not a complete description of the documents and laws cited. Shareholders should refer to the provisions of those documents and the applicable law for more details. A form of the Articles of Incorporation and by-laws for the Maryland Corporations are included in Appendices C and D, respectively. The Articles of Incorporation and by-laws have already been filed with the Maryland Department of Assessments and Taxation to establish each New Corporation. However, for convenience the Appendices include only the standard Articles of Incorporation and by-laws applicable to T. Rowe Price Funds organized as Maryland corporations. The actual Articles of Incorporation and by-laws specific to each New Corporation differ from these Appendices only with respect to the corporation and fund names.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required vote and when is the change effective?

Each Reorganization must be approved by the shareholders of the applicable Fund, with each Fund voting separately on its Reorganization.

Approval of the proposal for each Fund requires the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund, which means the lesser of: (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

If the proposed Reorganization for a particular Fund is approved by shareholders, it is expected that the Fund will change its domicile from Massachusetts to Maryland on or about September 1, 2017. This change in domicile will apply to all share classes of a Fund. If any of the Funds introduce a new share class after the record date and mailing of this Proxy Statement, but prior to the Shareholder Meeting, those share classes will automatically be included as part of the Reorganization.

In the event that the shareholders of one or more Funds ultimately do not approve the proposal with respect to their Fund, those Fund(s) will not be reorganized and will remain sub-trusts of the existing Massachusetts business trust; only the Funds whose shareholders approve the Reorganization of their Fund will be reorganized.

What is the required quorum and under what circumstances will the Meeting be adjourned?

A quorum of shareholders is necessary to hold a valid shareholder meeting of each of the Funds. Under the governing documents of the Trusts, the holders of a majority of outstanding shares of each Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum at the Meeting. If a quorum is not present at the Meeting, it may be adjourned with the vote of the majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. The shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if a quorum is present but the vote required to approve or reject the proposal is not obtained. Proxies in favor of the proposal and abstentions and “broker nonvotes” (as defined below) will be voted for adjournment, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

How are the votes counted?

The individuals named as proxies (or their substitutes) on the enclosed proxy card will vote according to your directions if your proxy is received properly executed, or in accordance with your instructions given when voting by telephone or Internet. You may direct the proxy holders to vote your shares on the proposal by choosing FOR or AGAINST or ABSTAIN. Alternatively, you may simply sign, date, and return your proxy card(s) with no specific instructions as to the proposal. If you properly execute your proxy card, or submit your vote via the telephone or Internet, and give no voting instructions, your shares will be voted FOR the proposal. Abstentions and broker nonvotes are counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. “Broker nonvotes” are shares held by a broker or nominee for which an executed proxy is received by a Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Because the proposal must be approved by a majority of a Fund’s outstanding shares (as defined in the 1940 Act), abstentions and broker nonvotes will be considered to be voting securities that are present and will have the effect of being counted as votes against the proposal. For shares of a Fund held in an Individual Retirement Account or Education Savings Account that is sponsored by T. Rowe Price Trust Company and for which T. Rowe Price Trust Company serves as custodian, T. Rowe Price Trust Company shall, without written direction from the investor, vote shares for which no voting instructions are timely received in the same proportion as shares for which voting instructions from other shareholders are timely received. Shares of the Funds that are held by another T. Rowe Price Fund will be voted by the investing T. Rowe Price Fund in the same proportion as shares for which voting instructions from other shareholders are timely received.

Can additional matters be acted upon at the Meeting?

T. Rowe Price and the Board know of no other business that may come before the Meeting. However, if any additional matters are properly presented at the Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote on such matters in accordance with their judgment.

Are the Trusts required to hold annual meetings?

Under Massachusetts law and the Trusts’ governing documents, the Trusts are not required to hold an annual meeting of shareholders. The Board has determined that the Trusts will take advantage of this provision to avoid the significant expenses associated with holding an annual meeting of shareholders, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Massachusetts law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Board. If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Darrell Braman, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before a Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

How are proxies delivered and votes recorded?

This Proxy Statement was mailed along with a proxy voting card and prepaid envelope. You may record your votes on the enclosed proxy card and mail it in the accompanying prepaid envelope to Proxy Tabulator, P.O. Box 43130, Providence, RI 02940-9915. Any mailed proxies sent to this address will be delivered to Computershare Limited (“Computershare”), which T. Rowe Price has retained to tabulate the votes. In addition, the Funds have arranged through Computershare to have votes recorded through the Internet or by telephone. The telephone and Internet voting procedures are reasonably designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Computershare is also responsible for assisting T. Rowe Price in determining whether quorum is achieved for a particular Fund and whether sufficient votes are received to approve a proposal.

Some shareholders will not automatically receive a copy of this entire Proxy Statement in the mail, but will instead receive a notice that informs them of how to access all of the proxy materials on a publicly available website (commonly referred to as “notice and access”). Shareholders who receive such a notice will not be able to return the notice to have their vote recorded. However, they can access the proxy materials at www.proxy-direct.com/trp-28475 to vote eligible shares or may use the instructions on the notice to request a paper or email copy of the proxy materials at no charge.

The U.S. Securities and Exchange Commission has adopted rules that permit investment companies, such as the Funds, and intermediaries to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for a Fund and its shareholders. Unless a Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to two or more shareholders who share an address. If you need additional copies, do not want your mailings to be “householded,” or would like to request a single copy if multiple copies are being received, please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

How can proxies be solicited?

Trustees and officers of the Funds, and employees of T. Rowe Price (and its affiliates), may solicit proxies. Proxies may be solicited by mail, in person, or by telephone. In the event that votes are solicited by telephone, shareholders will be called at the telephone number T. Rowe Price and its affiliates have in their records for their accounts, and asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, confirmation of the instructions is also mailed and a toll-free number provided in case the information contained in the confirmation is incorrect.

To help ensure that sufficient shares of common stock are represented at the Meeting to permit approval of the proposal outlined in the Proxy Statement, the Funds will also use the solicitation services of Computershare to assist them in soliciting proxies.

Who pays for the costs involved with the proxy?

For managing the Funds’ overall proxy campaign, Computershare will receive a fee plus reimbursement for out-of-pocket expenses. Computershare will also receive fees in connection with the printing, preparing, assembling, mailing, and transmitting of proxy materials on behalf of the Funds, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by Computershare will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the costs paid to Computershare on behalf of the Funds are estimated to be approximately $2.9 million. In addition to the fees paid to Computershare, securities brokers, custodians, fiduciaries, and other persons holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts. All costs of the shareholder meetings and the proxy campaign, including the use of Computershare and the reimbursement to brokers for solicitation and the preparation of proxy materials, will be paid for by each Fund in proportion to its relative asset size at the Closing Date. However, any of these expenses that would result in a Fund’s total expense ratio exceeding its contractual expense limitation will be borne by T. Rowe Price.

Can I change my vote after I mail my proxy?

Any proxy, including those given via the Internet or by telephone, may be revoked at any time before the votes have been submitted for tabulation at the Meeting by filing a written notice of revocation with the Fund(s), by delivering a properly executed proxy bearing a later date, or by attending the Meeting and voting in person. If you vote via telephone or Internet, you can change your vote until 7:59 a.m. on July 26, 2017.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

T. Rowe Price serves as investment adviser to all of the Funds, provides the Funds with investment management services, and is responsible for supervising and overseeing the Funds’ investment programs.

Each Fund also has fund accounting agreements with T. Rowe Price and The Bank of New York Mellon; an underwriting agreement with T. Rowe Price Investment Services, Inc. (“Investment Services”); and a transfer agency agreement with T. Rowe Price Services, Inc. (“Price Services”). The taxable Funds also have a transfer agency agreement with T. Rowe Price Retirement Plan Services, Inc. (“RPS”). Investment Services, Price Services, and RPS are wholly owned subsidiaries of T. Rowe Price.

T. Rowe Price Trust Company serves as trustee and/or custodian for certain IRAs, ESAs, and small business retirement plans that utilize the Funds as investment options, and is a wholly owned subsidiary of T. Rowe Price.

The address for T. Rowe Price, Investment Services, and T. Rowe Price Trust Company is 100 East Pratt Street, Baltimore, MD 21202. The address for Price Services and RPS is 4515 Painters Mill Road, Owings Mills, MD 21117. The

address for The Bank of New York Mellon is 225 Liberty Street, New York, New York 10286.

How many outstanding shares are there of each Fund?

The following table, entitled “Outstanding Shares of Capital Stock,” sets forth the outstanding shares of capital stock of each fund and class, as applicable, as of May 8, 2017.

Outstanding Shares of Capital Stock
T. Rowe Price Fund	Outstanding Shares of Capital Stock
T. Rowe Price California Tax-Free Income Trust
California Tax-Free Bond Fund	TBD
California Tax-Free Money Fund	TBD

T. Rowe Price State Tax-Free Income Trust
Georgia Tax-Free Bond Fund	TBD
Maryland Short-Term Tax-Free Bond Fund	TBD
Maryland Tax-Free Bond Fund	TBD
Maryland Tax-Free Money Fund	TBD
New Jersey Tax-Free Bond Fund	TBD
New York Tax-Free Bond Fund	TBD
New York Tax-Free Money Fund	TBD
Virginia Tax-Free Bond Fund	TBD

T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Appreciation Fund	TBD
T. Rowe Price Capital Appreciation Fund—Advisor Class	TBD
T. Rowe Price Capital Appreciation Fund—I Class	TBD

T. Rowe Price Equity Income Fund
T. Rowe Price Equity Income Fund	TBD
T. Rowe Price Equity Income Fund—Advisor Class	TBD
T. Rowe Price Equity Income Fund—I Class	TBD
T. Rowe Price Equity Income Fund—R Class	TBD

T. Rowe Price GNMA Fund
T. Rowe Price GNMA Fund	TBD
T. Rowe Price GNMA Fund—I Class	TBD

T. Rowe Price New America Growth Fund
T. Rowe Price New America Growth Fund	TBD
T. Rowe Price New America Growth Fund—Advisor Class	TBD
T. Rowe Price New America Growth Fund—I Class	TBD

Who are the principal holders of each Fund’s shares?

The following table, entitled “Principal Holders of Fund Shares,” provides the shareholders of record that owned more than 5% of the indicated Funds and/or classes, as of April 30, 2017.

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
T. Rowe Price California Tax-Free Income Trust
California Tax-Free Bond Fund	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department 211 Main Street San Francisco, CA 94105-1905	4,129,558	7.65
	National Financial Services For the Exclusive Benefit of our Customers 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	10,246,517	18.99
California Tax-Free Money Fund	—	—	—

T. Rowe Price State Tax-Free Income Trust
Georgia Tax-Free Bond Fund	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	8,175,607	29.71(a)
	National Financial Services For the Exclusive Benefit of our Customers	4,349,691	15.81
Maryland Short-Term Tax-Free Bond Fund	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	3,757,432	10.05
Maryland Tax-Free Bond Fund	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	16,008,462	7.74
	National Financial Services For the Exclusive Benefit of our Customers	11,844,232	5.72
Maryland Tax-Free Money Fund	Arthur B. Cecil III Arthur B. Cecil III Revocable Trust	4,016,888	5.05
	Keith A. Lee	23,030,569	28.94(a)
New Jersey Tax-Free Bond Fund	National Financial Services For the Exclusive Benefit of our Customers	7,197,447	22.76

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
New York Tax-Free Bond Fund	National Financial Services For the Exclusive Benefit of our Customers	3,118,245	7.61
New York Tax-Free Money Fund	H. Mark Glasberg Paula D. Glasberg JT Ten T O D	9,684,281	17.35
Virginia Tax-Free Bond Fund	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	13,502,568	13.56
	National Financial Services For the Exclusive Benefit of our Customers	8,570,218	8.61

T. Rowe Price Capital Appreciation Fund
T. Rowe Price Capital Appreciation Fund	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	104,786,163	11.61
	National Financial Services For the Exclusive Benefit of our Customers	108,538,330	12.03
	Pershing LLC	58,544,770	6.49
	TD Ameritrade Inc. FBO our customers PO Box 2226 Omaha, NE 68103-2226	47,018,171	5.21
T. Rowe Price Capital Appreciation Fund—Advisor Class	Ameritas Life Insurance Corp. Separate Account G 5900 O Street Lincoln, NE 68510-2234	2,597,133	5.88
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	12,591,549	28.52(a)
	National Financial Services For the Exclusive Benefit of our Customers	10,491,337	23.76
	Pershing LLC	2,613,331	5.92
	UMB Bank N/A FBO Fiduciary for Tax Deferred Accounts 1 SW Security Benefit PL Topeka, KS 66636-0001	3,039,136	6.88

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
T. Rowe Price Capital Appreciation Fund—I Class	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	8,418,406	15.55
	National Financial Services For the Exclusive Benefit of our Customers	5,513,743	10.19
	TD Ameritrade Inc. FBO our customers	5,485,524	10.13

T. Rowe Price Equity Income Fund
T. Rowe Price Equity Income Fund	National Financial Services For the Exclusive Benefit of our Customers	49,971,704	8.80
	State Street Bank and Trust Company As Trustee of the Trust for the New York State DC Plan 1200 Crown Colony Dr. Quincy, MA 02169-0938	36,585,121	6.44
	T. Rowe Price Trust Co Inc. Attn: TRPS INST Control Dept.	39,254,909	6.91
T. Rowe Price Equity Income Fund—Advisor Class	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	1,002,711	6.55
	National Financial Services For the Exclusive Benefit of our Customers	8,079,028	52.76(a)
	Well Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	963,020	6.29

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
T. Rowe Price Equity Income Fund—I Class	Edward D Jones & Co. For the Benefit of Customers 12555 Manchester Rd. Saint Louis, MO 63131-3729	63,403,123	57.73(a)
	T. Rowe Price RPS Inc. Omnibus Account TRP Equity Income—I	7,067,993	6.44
	TD Ameritrade Inc. FBO our customers	11,963,790	10.89
	Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market St. Saint Louis, MO 63103-2523	5,621,294	5.12
T. Rowe Price Equity Income Fund—R Class	American United Life American Unit Trust Attn: Separate Accounts PO Box 368 Indianapolis, IN 46206-0368	274,855	7.44
	American United Life Separate Account II Attn: Separate Accounts	697,777	18.89
	DCGT As TTEE and/or Cust Attn: NPIO Trade Desk FBO PLIC Various Retirement Plans Omnibus 711 High St. Des Moines, IA 50392-0001	190,175	5.15
	Hartford Life Insurance Co. Separate Account Attn: UIT Operations PO Box 2999 Hartford, CT 06104-2999	508,330	13.76
	Nationwide Trust CO FSB C/O IPO Portfolio ACCT G PO Box 182029 Columbus, OH 43218-2029	232,293	6.29

T. Rowe Price GNMA Fund
T. Rowe Price GNMA Fund	Spectrum Income Fund T. Rowe Price Associates Attn: Fund Accounting Dept.	59,531,294	38.20(a)

T. Rowe Price New America Growth Fund

T. Rowe Price New America Growth Fund	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	7,254,894	10.63
	National Financial Services For the Exclusive Benefit of our Customers	11,729,816	17.19
	T. Rowe Price Trust Co Attn: TRPS Inst Control Dept.	4,807,982	7.05

Principal Holders of Fund Shares
T. Rowe Price Fund	Shareholder	# of Shares	%
T. Rowe Price New America Growth Fund—Advisor Class	DCGT As TTEE and/or Cust Attn: NPIO Trade Desk FBO PLIC Various Retirement Plans Omnibus	367,953	5.01
	Santa Barbara Cnty Treas TX Coll TT C/O Fascore LLC FBO Santa Barbara County DCP 8515 E. Orchard RD 2T2 Greenwood VLG, CO 80111-5002	484,295	6.59
	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	1,278,960	17.42
	National Financial Services For the Exclusive Benefit of our Customers	1,440,298	19.61
	VRSCO FBO AIGFSB CUST TTE FBO Wakemed Ret Sav Plan 403 B 2929 Allen PKWY STE A6-20 Houston, TX 77019-7117	1,122,502	15.29
T. Rowe Price New America Growth Fund—I Class	Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Fund Department	422,661	5.63
	Great-West Trust Company LLC TTEE F Recordkeeping for Large Benefit PL	516,786	6.88
	National Financial Services For the Exclusive Benefit of our Customers	2,912,921	38.78(a)
	PIMS/Prudential Retirement As nominee for the TEE/Cust PL 002 H Lee Moffitt Cancer Center and MSC MBC-HR 12902 Magnolia Drive Tampa, FL 33612-9416	429,048	5.71
	Trustees of T. Rowe Price U.S. Retirement Program Attn: Financial Reporting Dept	400,596	5.33
	UBS WM USA Spec CDY A/C EXL Ben Customers Of UBSFI	502,285	6.69

(a)	At the level of ownership indicated, the shareholder would be able to determine the outcome of most issues that are submitted to shareholders for vote.

As of April 30, 2017, the directors and executive officers of the funds, as a group, owned less than 1% of the outstanding shares of any fund, except as shown in the following table.

T. Rowe Price Fund	%
Maryland Short-Term Tax-Free Bond Fund	3.52

Since the beginning of each Fund’s most recently completed fiscal year, no

Trustee has purchased or sold securities of any class issued by T. Rowe

Price or any of its affiliates.

Appendix A

Form of Agreement and Plan of Reorganization for a Change of Domicile

THIS AGREEMENT AND PLAN OF REORGANIZATION FOR A CHANGE OF DOMICILE (the “Plan” or the “Agreement”) is made this __ day of ________, 2017, by and between the T. Rowe Price State Tax-Free Funds, Inc., T. Rowe Price Capital Appreciation Fund, Inc., T. Rowe Price Equity Income Fund, Inc., T. Rowe Price GNMA Fund, Inc., and T. Rowe Price New America Growth Fund, Inc. (each, a “Corporation” and together, the “Corporations”), each, a newly formed corporation organized under the laws of Maryland and the T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Capital Appreciation Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, and T. Rowe Price New America Growth Fund (each, a “Trust” and together, the “Trusts”), each, an existing Massachusetts business trust. The Boards of Directors of the Corporations and Boards of Trustees of the Trusts (collectively, the “Board”) deem it advisable that each series of the Corporations (each, a “New Fund”), and the sub-trusts of the Trusts (each, an “Acquired Fund”) listed in Exhibit 1 attached hereto, and their respective classes, engage in the reorganization described below.

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Funds to the corresponding New Funds, as described in Exhibit 1 attached hereto, in exchange solely for (as applicable) Investor Class, Advisor Class, I Class, and R Class shares of beneficial interest of each New Fund (“New Fund Shares”), the assumption by each New Fund of all liabilities of the respective Acquired Fund, and the distribution of New Fund Shares to the shareholders of the corresponding Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

 WHEREAS, each New Fund has been organized for the sole purpose of continuing the business and operations of the corresponding Acquired Fund as a series of Maryland Corporation;

WHEREAS, each New Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein; and

WHEREAS, the Acquired Funds and the New Funds are authorized to issue their shares of beneficial interest and common stock, respectively; and

WHEREAS, the Board has determined, with respect to the New Funds and the Acquired Funds, that the exchange of all of the assets of each Acquired Fund for corresponding New Fund Shares and the assumption of all liabilities of the respective Acquired Fund by the corresponding New Fund is in the best interests of such Acquired and New Fund’s shareholders and that the interests of the existing shareholders of the Acquired Funds and New Funds would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. Transfer of Assets of the Acquired Funds to the New Funds in Exchange for New Fund Shares, the Assumption of all of the Acquired Funds’ Respective Liabilities, and the Liquidation of the Acquired Funds

1.1 Subject to the requisite approval of each Acquired Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the corresponding New Fund, as set forth in Exhibit 1 attached hereto, and each New Fund, which was organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of the corresponding Acquired Fund, agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Investor Class, Advisor Class, I Class, and R Class New Fund Shares (as applicable), determined by dividing the value of the Acquired Fund’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one New Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the corresponding Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the New Fund shall consist of all assets, including, without limitation, all portfolio holdings, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Acquired Fund, and any deferred or prepaid expenses, shown as an asset on the books of the Acquired Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3 The corresponding New Fund shall assume all of the Acquired Fund’s liabilities, expenses, costs, charges and reserves, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”).

1.4 On the Closing Date, each Acquired Fund will distribute, in complete liquidation, New Fund Shares to each Acquired Fund shareholder, determined as of the close of business on the Valuation Date, of the Acquired Fund pro rata in proportion to such shareholder’s beneficial interest and in exchange for that shareholder’s Acquired Fund shares. Such distribution will be accomplished by recording on the books of the New Fund, in the name of each Acquired Fund shareholder, the number of New Fund Shares representing the pro rata number of New Fund Shares received from the New Fund which is due to such Acquired Fund shareholder. Fractional New Fund Shares shall be rounded to the third place after the decimal point.

1.5 On the Closing Date, any outstanding certificates representing Acquired Fund shares will be cancelled. The New Funds shall not issue certificates representing New Fund Shares in connection with such exchange, irrespective of whether Acquired Fund shareholders hold their Acquired Fund shares in certificated form. Ownership of New Fund Shares shall be recorded separately on the books of each New Fund’s transfer agent.

1.6 The legal existence of the Acquired Funds shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, the Acquired Funds shall not conduct any business except in connection with their liquidation and termination.

1.7 Immediately prior to delivery to each Acquired Fund of corresponding New Fund Shares, T. Rowe Price Associates, Inc. (“T. Rowe Price”), as the sole stockholder of the New Funds, shall (i) elect the Directors of each New Fund; (ii) ratify the selection of the New Funds’ independent auditors; (iii) approve the investment advisory agreements for each New Fund, which will be in substantially the same form as the investment advisory agreements in effect with respect to the corresponding Acquired Fund immediately prior to the Closing Date; (iv) approve the 12b-1 plan for the New Funds (if applicable), which will be in substantially the same form as the 12b-1 plan in effect with respect to the

Acquired Fund immediately prior to the Closing Date; and (v) approve any other matter for which shareholder approval is required.

2. Valuation

2.1 The value of each Acquired Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately preceding the Closing Date (the "Valuation Date"), using the Acquired Funds’ valuation procedures established by the Board.

2.2 The net asset value per share of New Fund Shares issued in exchange for the Assets of each Acquired Fund, shall be equal to the net asset value per share of New Fund Shares on the Closing Date, using the New Funds’ valuation procedures established by the Board, and the number of such New Fund Shares shall equal the number of full and fractional Acquired Fund shares outstanding on the Closing Date.

2.3 All computations of value shall be made in accordance with the regular practices of T. Rowe Price and the Bank of New York Mellon (“BNY”) as fund accountants for the Acquired Fund and the New Fund.

3. Closing and Closing Date

3.1 The Closing Date shall be September 1, 2017, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at the close of the NYSE (normally 4 p.m. Eastern Time).

3.2 If, on the Closing Date, a discretionary liquidity fee or temporary suspension of fund redemptions pursuant to Rule 2a-7(c)(2) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) is currently in place for a money market fund, either party shall have the right to postpone the Closing Date until such time as the discretionary liquidity fee or temporary suspension of fund redemptions is lifted, or terminate this Agreement and the transactions contemplated hereby.

3.3 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts, or other documents as such other party or its counsel may reasonably request.

4. Representations and Warranties

4.1 Each Acquired Fund represents and warrants to the corresponding New Fund as follows:

4.1.1 At the Closing Date, the Acquired Fund will have good and marketable title to the Assets to be transferred to the New Fund pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. Upon delivery and in payment for such Assets, the New Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), provided that the New Fund will acquire Assets that are segregated as collateral for the Acquired Fund’s derivative positions, including, without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

4.1.2 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquired Fund and, subject to the approval of the Acquired Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the New Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;

4.1.3 No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority ("FINRA") or any stock exchange on which shares of the Acquired Fund are listed is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date); and

4.1.4 The Acquired Fund will have filed with the Securities and Exchange Commission ("SEC") proxy materials, complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act, and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the Reorganization contemplated herein.

4.2 Each New Fund represents and warrants to the corresponding Acquired Fund as follows:

4.2.1 At the Closing Date, the New Fund will be duly formed as a corporation, validly existing, and in good standing under the laws of the State of Maryland;

4.2.2 New Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding and fully paid and non-assessable by the New Fund;

4.2.3 At the Closing Date, the New Fund or the corporation of which the New Fund is a series, as the case may be, shall succeed to the registration statement of the Acquired Fund or Trust of which the Acquired Fund is a sub-trust, as the case may be, filed under the 1940 Act with the SEC and thus will become duly registered under the 1940 Act as an open-end management investment company;

4.2.4 The New Fund was newly formed for the purpose of consummating the Reorganization and continuing the business and operations of the Acquired Fund. As of the Closing Date, and immediately prior to the Reorganization, the New Fund has not held any assets or engaged in any activity or business, other than such as required to consummate the Reorganization. Immediately prior to the Closing Date, there will be no issued or outstanding stock of the New Fund or any other securities issued by the New Fund;

4.2.5 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the New Fund, and, subject to the approval of the Acquired Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the New Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;

4.2.6 No consent, approval, authorization, or order of any court, governmental authority, FINRA, or stock exchange on which shares of the New Fund are listed is required for the consummation by the New Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date); and

4.2.7 The New Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state or District of Columbia securities laws as it may deem appropriate in order to operate after the Closing Date.

5. Conditions Precedent to Obligations of the Acquired Funds and the New Funds

If any of the conditions set out below have not been satisfied on or before the Closing Date with respect to any of the Acquired Funds or the New Funds, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

5.1 This Agreement and the transactions contemplated herein shall have been approved by the Board of the Acquired Funds and New Funds and by the requisite vote of each Acquired Fund’s shareholders, voting separately;

5.2 All consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the SEC and of state, District of Columbia, or U.S. territory securities authorities) deemed necessary by any of the Acquired Funds or the New Funds to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Funds or New Funds, provided that either party hereto may waive any of such conditions for itself;

5.3 Prior to or at the Closing, the New Funds shall enter into or adopt such agreements as are necessary for each New Fund’s operation as an open-end investment company and such agreements shall be substantially similar to any corresponding agreement of the respective Acquired Fund; and

5.4 The parties shall have received the opinion of counsel to the Trusts, on behalf of the Acquired Funds, substantially to the effect that,

based upon certain facts, assumptions, and representations, the transactions contemplated by this Plan shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Trusts of representations it shall request of the Trusts. Notwithstanding anything herein to the contrary, the Trusts and the Corporations, on behalf of either the Acquired Funds or the New Funds, respectively, may not waive the condition set forth in this paragraph 5.4.

6. Fees and Expenses

The New Funds will bear the expenses relating to the Reorganization, regardless of whether the Assets are held on the books of the Acquired Fund or the New Fund. The New Funds will bear these expenses regardless of whether the Reorganization is consummated. Each New Fund, and its respective classes, will bear its proportionate share of the Reorganization, based on each class’ relative net assets on the Closing Day.

7. Termination of the Agreement

7.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or the Corporation, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund’s shareholders) if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Corporations or the Trusts, or shareholders of the New Funds or Acquired Funds, as the case may be, in respect of this Agreement.

8. Notices

All notices, requests, instructions, and demands in the course of the transactions herein contemplated shall be in writing addressed to the respective parties as follows and shall be deemed given: (i) on the next day if sent by prepaid overnight courier and (ii) on the same day if given by hand delivery or telecopy.

If to a New Fund or Acquired Fund:

David Oestreicher, Esquire

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Fax Number (410) 345-6575

with a copy to:

Margery Neale, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Fax Number (212) 728-9297

or to such other address as the parties from time to time may designate by written notice to all other parties hereto.

9. Amendment

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by the Acquired Fund’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of New Fund Shares to be distributed to the Acquired Fund’s shareholders under this Agreement to the detriment of such Acquired Fund shareholders without their further approval.

10. Waiver

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Corporation if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Funds or of the New Funds, as the case may be.

11. Miscellaneous

11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions,

agreements and understandings of every kind and nature between them relating to the subject matter hereof. No party shall be bound by any condition, definition, warranty, or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3 This Agreement shall be governed and construed in accordance with the laws of the State of Maryland without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trusts and the Corporations and their sub-trusts and series, respectively, as set forth in Exhibit 1 attached hereto, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4 This Agreement may be amended only by a signed writing between the parties.

11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective New Funds and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and assigns, any rights or remedies under or by reason of this Agreement.

11.7 It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Trust or the Corporation, or shareholders, nominees, agents, or employees of the Acquired Funds or the New Funds personally, but shall bind only the property of the Acquired Funds or the New Funds, as the case may be, as provided in each trust agreement, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Acquired Funds’ principal offices, or each Corporation’s Charter. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquired Funds or New Funds, as the case may be.

11.8 It is understood and agreed that the reorganization contemplated in this Agreement relates to the reorganization of each Acquired Fund to its corresponding New Fund, as set forth in Exhibit 1 hereto, as a separate reorganization, and that the reorganization of any Acquired Fund to its corresponding New Fund, as contemplated herein, is not contingent on the approval or consummation of the reorganization of any other sub-trust of any of the Trusts contained in Exhibit 1 attached hereto.

IN WITNESS WHEREOF, the Trusts, on behalf of the Acquired Funds, and the Corporations, on behalf of the New Funds, as set forth in Exhibit 1 attached hereto, have each caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

Each Trust, on behalf of its sub-trusts, listed in Exhibit 1
By:___________________________ David Oestreicher, Vice President
WITNESS: ______________________ Darrell N. Braman, Secretary
Each Corporation, on behalf of its series, listed in Exhibit 1
By:___________________________ David Oestreicher, Vice President
WITNESS: ______________________ Darrell N. Braman, Secretary
The undersigned is a party to this Agreement with respect to Section 1.8 of the Agreement T. Rowe Price Associates, Inc
By:___________________________ Darrell N. Braman Vice President

WITNESS: ______________________ Joan E. Flister, Assistant Secretary

Exhibit 1

Existing Massachusetts Business Trusts (and corresponding sub-trusts)	New Maryland Corporations* (and corresponding series)

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. Rowe Price State Tax-Free Income Trust

Georgia Tax-Free Bond Fund

Maryland Short-Term Tax-Free Bond Fund

Maryland Tax-Free Bond Fund

Maryland Tax-Free Money Fund

New Jersey Tax-Free Bond Fund

New York Tax-Free Bond Fund

New York Tax-Free Money Fund

Virginia Tax-Free Bond Fund

T. Rowe Price State Tax-Free Funds, Inc.

T. Rowe Price California Tax-Free Bond Fund

T. Rowe Price California Tax-Free Money Fund

T. Rowe Price Georgia Tax-Free Bond Fund

T. Rowe Price Maryland Short-Term Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Bond Fund

T. Rowe Price Maryland Tax-Free Money Fund

T. Rowe Price New Jersey Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Bond Fund

T. Rowe Price New York Tax-Free Money Fund

T. Rowe Price Virginia Tax-Free Bond Fund

T. Rowe Price Capital Appreciation Fund T. Rowe Price Capital Appreciation Fund	T. Rowe Price Capital Appreciation Fund, Inc. T. Rowe Price Capital Appreciation Fund
T. Rowe Price Equity Income Fund T. Rowe Price Equity Income Fund	T. Rowe Price Equity Income Fund, Inc. T. Rowe Price Equity Income Fund
T. Rowe Price GNMA Fund T. Rowe Price GNMA Fund and its I Class	T. Rowe Price GNMA Fund, Inc. T. Rowe Price GNMA Fund and its I Class
T. Rowe Price New America Growth Fund T. Rowe Price New America Growth Fund	T. Rowe Price New America Growth Fund, Inc. T. Rowe Price New America Growth Fund

* All share classes of a particular Fund would also be authorized under the new Corporation.

Appendix B

Massachusetts law, as well as the master trust agreement and by-laws of each Trust, currently governs the rights of the Trust’s shareholders. If the domicile change is approved by the shareholders, shareholders of each Trust will become shareholders of the corresponding Maryland Corporation listed in the Proxy Statement, and the rights of the shareholders of each Maryland Corporation will be governed by Maryland law and each Maryland Corporation’s charter and by-laws. The following chart compares some of the existing rights of shareholders of each Trust with those of shareholders of each newly created Maryland Corporation, as well as the form, governance, and other material considerations of such entities. All capitalized terms are defined in the relevant charter, trust agreement, or by-laws.

	Summary of Significant Differences	Existing Massachusetts Business Trusts	New Maryland Corporations
Form of Organization, Purpose	No significant differences

Each Trust is a Massachusetts business trust. Each Trust is registered under the 1940 Act, as a diversified, open-end management investment company, and each Fund has its own investment objective.

The principal purpose of each Trust is to operate as an investment company and to offer shareholders of each Trust (and sub-trust, if applicable) one or more investment programs primarily in securities and debt instruments.

Each Corporation is a Maryland corporation. Each Corporation is registered under the 1940 Act, as a diversified, open-end management investment company, and each Fund has its own investment objective.

The purposes for which each Corporation is formed and the business and objects to be carried on and promoted by it are primarily to engage in the business of investing, reinvesting, or trading in securities as an investment company classified under the 1940 Act as an open-end, management investment company, and in connection therewith to hold part or all of its assets in cash.

Management	No significant differences

The business and affairs of each Trust are managed under the direction of the board of trustees. The board of trustees approves all significant agreements between the Trust and the companies that furnish the Trust with

The business and affairs of each Corporation are managed under the direction of the board of directors. The board of directors approves all significant agreements between the Corporation and the companies that furnish the services, including, but not limited to, agreements with the investment adviser, the Trust’s custodian, the administrator, and the transfer agent. The day-to-day operations of the Trust are delegated to the investment adviser, subject to the supervision of the board of trustees.

Corporation with services, including, but not limited to, agreements with the investment adviser, the Corporation’s custodian, the Corporation’s administrator, and the Corporation’s transfer agent. Under the agreements with the investment adviser, the day-to-day operations of the Corporation are delegated to the investment adviser, subject to the supervision of the board of directors.

Authorized Shares

In Massachusetts, each Trust can issue an unlimited number of shares, and in Maryland, each Corporation must issue a specific number of shares. However, the board of a Corporation registered under the 1940 Act can increase or decrease the authorized shares without shareholder approval.

Each Trust is authorized to issue an unlimited number of transferable shares of beneficial interest of full and fractional transferable shares without par value, in the trustees’ discretion and without a shareholder vote. The trustees may classify or reclassify any unissued shares or any shares previously issued and reacquired of any sub-trust into one or more sub-trust that may be established and re-designated. The trustees may from time to time divide or combine the outstanding shares of the Trust or of any class into a greater or lesser number without thereby changing the proportionate beneficial interest of the shares in the Trust so divided or combined or in the assets belonging to such class.

Each Corporation has authority to issue a specific number of shares of capital stock, at a specific par value per share (as specified in each Corporation’s charter), and all shares will initially be classified and designated as shares of common stock. Under the Corporation’s charter, the board of directors is authorized to classify and reclassify any unissued shares of capital stock in other classes or series of stock and authorize the issuance of such shares without obtaining stockholder approval. As permitted by the Maryland General Corporation Law (the "MGCL"), the Corporation’s charter provides that a majority of the entire board of directors, without any action by the stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of any class or series of stock that the Corporation has authority to issue.

Number and Election of Trustees/ Directors; Structure of the Board	No significant differences

Each Trust’s board of trustees currently has 10 members (8 of whom are independent). Each Trust’s trust agreement provides that the number of trustees will be set by the board of trustees. However, the number of trustees may not be less than three.

Each Corporation’s board of directors has 10 members (8 of whom are independent). Each Corporation’s charter provides that the number of directors will be set by the board of directors, provided that the number of directors may not be less than three nor more than 15.

Trustees are elected by a majority shareholder vote at a meeting of shareholders at which a quorum is present.

Each Corporation’s charter and by-laws provide that directors will be elected by the affirmative vote of a majority of the votes entitled to be cast in the election of directors. Pursuant to each Corporation’s charter and by-laws, the board of directors may amend the by-laws from time to time to alter the vote required to elect a director.

Removal of Trustees / Directors; Vacancies	In Massachusetts, a trustee can be removed without a shareholder vote; in Maryland, shareholder vote is required to remove a director.

Each Trust’s trust agreement provides that a trustee may be removed with or without cause at any time (i) by written instrument, signed by at least two-thirds of the trustees prior to such removal, specifying the date upon which such removal shall become effective; (ii) by vote of shareholders holding not less than two-thirds of the capital shares then outstanding, cast in person or by proxy at any meeting called for the purpose; or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the Shares then outstanding.

Each Trust’s trust agreement provides that a vacancy on the board of trustees for any reason may be filled by the written consent of a majority of the trustees remaining in office (so long as there at least 3 remaining trustees), subject to certain requirements of the 1940 Act.

The by-laws require the trustees to promptly call and give notice of a meeting of shareholders for the purpose of voting to remove any trustee when requested to do so in writing by shareholders holding not less than 10% of the shares then outstanding of the Trust pertaining to any sub-trust.

Each Corporation’s charter provides that, by the affirmative vote of the holders of the majority of the votes entitled to be cast in the election of directors at a meeting at which a quorum is present, the shareholders may remove any director or directors from office either with or without cause and may elect a successor or successors to fill any resulting vacancies.

Each Corporation’s charter provides that, if not previously filled by the stockholders, vacancies may be filled by a majority of directors then in office, provided that, immediately after filling such office, at least two-thirds of the directors were elected by the stockholders of the Corporation.

Limitation on Liability

Maryland law limits shareholder liability by statute. In Massachusetts, on the other hand, shareholder liability is not limited by statute but can be limited in the trust agreement.

In both states, director/trustee liability may be limited by the charter/trust agreement to the extent permitted by the 1940 Act.

Each trust agreement provides that all persons having any claim against the trust are required to look only to that sub-trust to settle that claim, and no shareholders, trustees, officers, employees or agents will be personally liable, and any act entered into on behalf of the Trust or the trustees will be deemed to have been executed for the Trust, sub-trust, or the trustees and not personally. As required under the 1940 Act, nothing in the trust agreements protects any trustee or officer if the trustee or officer acts with willful misfeasance, bad faith, gross negligence, or reckless disregard. The trust agreements further state that the trustees are not liable for errors of judgment or mistakes of fact of law and the trustees are not liable for any action of any agent or officer of the Trust, nor is any trustee responsible for the act or omission of any other trustee.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. Accordingly, each Trust’s trust agreement expressly disclaims shareholder liability for the acts and obligations of the Trust and provides that (i) no shareholder will be subject to any personal liability whatsoever to any person in connection with the Trust’s property or the acts, obligations or affairs of the Trust and (ii) the trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any money or assessment other than that which the shareholder personally agrees to pay in connection with share subscriptions or otherwise.

Each trust agreement provides that all persons having any claim against the trust are required to look only to that sub-trust to settle that claim, and no shareholders, trustees, officers, employees or agents will be personally liable, and any act entered into on behalf of the Trust or the trustees will be deemed to have been executed for the Trust, sub-trust, or the trustees and not personally. As required under the 1940 Act, nothing in the trust agreements protects any trustee or officer if the trustee or officer acts with willful misfeasance, bad faith, gross negligence, or reckless disregard. The trust agreements further state that the trustees are not liable for errors of judgment or mistakes of fact of law and the trustees are not liable for any action of any agent or officer of the Trust, nor is any trustee responsible for the act or omission of any other trustee.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. Accordingly, each Trust’s trust agreement expressly disclaims shareholder liability for the acts and obligations of the Trust and provides that (i) no shareholder will be subject to any personal liability whatsoever to any person in connection with the Trust’s property or the acts, obligations or affairs of the Trust and (ii) the trustees have no power to bind any shareholder personally or to call upon any shareholder for the payment of any money or assessment other than that which the shareholder personally agrees to pay in connection with share subscriptions or otherwise.

Each Corporation’s charter contains an exculpation provision that eliminates liability of its present and former directors and officers to the maximum extent permitted by Maryland law, subject to the limitations of the 1940 Act. Under Maryland law, the only exceptions to the liability limitation permitted in the charter are: (i) actual receipt of an improper benefit or profit in money, property or services, and (ii) active and deliberate dishonesty established by a final judgment as material to the cause of action. Under the 1940 Act, each Corporation is prohibited from protecting any of its directors or officers for any liability to the Corporation or its stockholders arising from such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Under Maryland law, each Corporation’s stockholders generally are not personally liable for the Corporation’s debts or obligations.

Each master trust agreement and by-laws provide that the Trust will indemnify each shareholder for any personal liability he or she incurs, as described under "Indemnification" below.

Each Trust’s trust agreement requires the Trust (on behalf of each sub-trust) to provide for indemnification of each of its trustees or officers (including persons who serve at the Trust’s request as directors, officers, or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgements, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsels’ fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a trustee or officer, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office

The MGCL requires each Corporation (unless its charter provides otherwise, which the Corporations’ charters do not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. The MGCL (and each Corporation’s by-laws) permits a Corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities to which such person is or was serving at the request of the Corporation unless it is established that: (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under the MGCL, however, a Maryland corporation may not indemnify a director or officer for an adverse judgment in a

(“Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or any administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of trustees who are neither “interested trustees” (as defined in the 1940 Act) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the sub-trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the sub-trust in question if it is ultimately determined that indemnification of such expenses is not authorized under each trust agreement and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, have determined, based on a suit by or in the right of the Corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses.

The MGCL permits (and each Corporation’s charter requires) each Corporation to advance reasonable expenses to a director or officer upon the Corporation’s receipt of: (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and (ii) a written undertaking by the director or officer or on the director’s or officer’s behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or officer did not meet the standard of conduct.

Subject to the limitations of the 1940 Act, each Corporation’s charter authorizes the Corporation to obligate itself, and its by-laws obligate it, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to: (i) any present or former director or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; or (ii) any individual who, while a director or officer of the Corporation and at the Corporation's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

In cases where a shareholder (or former shareholder) of any sub-trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason, the sub-trust (upon proper and timely request by the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or his heirs or other representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of said sub-trust estate to be held harmless from and indemnified against all loss and expense arising from such liability.

benefit plan or any other enterprise as a director, officer, partner, manager, managing member or trustee and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. Under the 1940 Act, each Corporation may not indemnify any director or officer for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Corporation’s charter and by-laws also permit the Corporation to indemnify and advance expenses to any person who served a predecessor of the Corporation in any of the capacities described above and to any employee or agent of the Corporation or a predecessor of the Corporation.

Shareholder Voting Rights

The language included in the Maryland charters provides more flexibility in how a shareholder vote may be obtained because it permits multiple series to vote together while the Massachusetts trust agreements only allow series to vote together if required by law.

On each matter submitted to a vote of the shareholders, each holder of a share of each sub-trust is entitled to one vote for each whole share and to a proportionate fractional vote for each fractional share in his or her name, and all shares of each sub-trust shall vote as separate class except as to voting for trustees and as otherwise required by the 1940 Act. As to any matter which does not affect the interest of a particular sub-trust, only the holders of shares of the one or more affected sub-trusts are entitled to vote.

Shareholders have the right to vote only on certain matters set forth in each Trust’s trust

Each charter provides that on each matter submitted to a vote of the shareholders, each holder of shares shall be entitled to one vote for each whole share standing in his name on the books of the Corporation, irrespective of the Series thereof, and the exclusive voting power for all purposes shall be vested in the holders of Common Stock.

In general, all shares of all Series shall vote as a single class as to any matters in which such share of stock is entitled to vote and each fractional share of stock shall be entitled to a proportionate fractional vote (unless, among other things, the 1940 Act or the MGCL requires each agreement, including, among other things, the election and removal of trustees, with respect to any contract that requires shareholder approval under the 1940 Act, with respect to any termination or reorganization of a Trust or any sub-trust (as described in each trust agreement), and with respect to certain amendments to the trust agreement, and with respect to any additional matters as may be required by the 1940 Act, the by-laws, or the trust agreement.

series or class to vote separately).
Action by Written Consent

In Massachusetts, shareholders can take action by written consents if approved by a majority of shareholders; In Maryland, shareholders can take action by written consents if approved by all shareholders

Each Trust’s trust agreement provides that, except as otherwise provided by law, any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if a majority of the shareholders entitled to vote upon the action consent to the action in writing and such consent is filed with the records of the Trust. Such consent will be treated for all purposes as a vote taken at a meeting of shareholders.

Under the MGCL and each Corporation’s by-laws, a consent to any action in lieu of a meeting of stockholders requires the written or electronically transmitted consent of the holders of all outstanding shares entitled to vote on the matter.

Record Date

The Massachusetts trust agreements require the record date to be not more than 60 days prior to the date of any shareholder meeting, while Maryland requires the record date to be not more than 90 days (nor less than 10 days) prior to the shareholder meeting.

Each trust agreement provides that, for the purpose of determining the shareholders who are entitled to vote at a shareholder meeting, or who are entitled to participate in any dividend or distribution, the record may not exceed 30 days, if the trustees have closed the transfer books for such period; or, without closing the transfer books, the record date must not be more than 60 days prior to the date of any shareholder meeting.

Each charter provides that, in general, the record date shall be a date not more than 90 days nor, in the case of a meeting of shareholders, less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

Quorum and Required Vote; Adjournment Period	The Maryland charters require a shareholder meeting to be adjourned to a date not more than 120 days after the	Each trust agreement provides that, in general, a majority of the shares entitled to vote constitutes a quorum at a shareholders’ meeting, but any lesser number is sufficient	Each charter provides that, in general, one-third of the votes entitled to be cast at the shareholder meeting constitutes a quorum.

Each charter provides that, in general, one-third of the votes entitled to be cast at the shareholder meeting constitutes a quorum.

In general, a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting (or a plurality in the case of the election of directors), unless a different vote is required or permitted by any provision of the 1940 Act, other applicable laws, or the charter.

Notice of adjournment of a shareholders’ meeting to another time or place need not be given if such time and place are announced at the meeting, unless the adjournment is for more than 120 days after the original record date.

Each by-laws provides that, in the absence of a quorum, the holders of a majority of shares entitled to vote at the meeting and present thereat in person or by proxy, or, if no shareholder entitled to vote is present in person or by proxy, any officer present who is entitled to preside at or act as Secretary of such meeting, may adjourn the meeting sine die or from time to time. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

Under the MGCL, a Maryland corporation generally may not dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the board of directors and approved by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, unless a greater or lesser percentage (but not less than a majority of the votes and the trustees may sell, convey, and transfer the assets of the Trust, or the assets belonging to any one or more sub-trusts, to another organization, provided that no assets belonging to any particular sub-trust are transferred unless the terms of such transfer shall have first been approved at a meeting called for the purpose by the affirmative vote of the holders of a majority of the outstanding voting shares, as defined in the 1940 Act, of that sub-trust.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called, (i) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of such company, whichever is the less.

entitled to be cast on the matter) is set forth in the Corporation’s charter. Each Corporation’s charter generally provides for the approval of these matters by a majority of the votes entitled to be cast on the matter (unless a different vote is required under the 1940 Act or other applicable law).

The MGCL provides an exception to the stockholder approval requirements (and requirement to file articles of transfer) for transfers of all or substantially all of the assets of a corporation registered as an open-end investment company under the 1940 Act.

Amendment of Trust Agreement / Charter and By-Laws	In general, the Massachusetts trust agreements can be amended by approval of a majority of the trustees whereas the Maryland Corporations’ charters can only be amended with a shareholder vote.

In general, the trust agreement and by-laws can be amended by approval of a majority of the trustees. All rights granted under each trust agreement are subject to the reservation of the right to amend the trust agreement, provided that no amendment can repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon shareholders without the express consent of each shareholder or trustee involved.

Any amendment to a trust agreement that adversely affects the rights of shareholders may be adopted at any time when authorized

Under the MGCL, a Maryland corporation may amend its charter by the affirmative vote of two-thirds of all outstanding stock entitled to vote or of each class if more than one class is entitled to vote on such amendment. The charter provides the Corporation the right to make any amendments to the charter (as authorized by the 1940 Act and relevant MGCL provisions), including any amendment altering the terms or contract rights, of any shares of its outstanding stock by classification, reclassification, or otherwise.

Pursuant to the Corporation’s

to do so by the vote of a majority of the shares entitled to vote.

charter, a majority of the board of directors has the power, without stockholder approval, to amend the Corporation’s charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that the Corporation is authorized to issue.

In general, any amendment or repeal of the by-laws must be approved by the affirmative vote of a majority of either: (i) the holders of record of the outstanding shares of stock of the Corporation entitled to vote; or (ii) the directors present at any meeting at which a quorum is present.

No amendment of the charter of any Corporation or repeal of any of its provisions shall limit or eliminate the indemnification rights provided in the charter with respect to acts or omissions occurring prior to such amendment or repeal. In addition, no amendment of the charter of any Corporation or repeal of any of its provisions shall limit or eliminate the limitation on liability provided to directors and officers in the charter with respect to any act or omission occurring prior to such amendment or repeal.

Meeting of Holders; Right to Call Special Meetings; Advance Notice of Stockholder Nominations for Director and Other Stockholder Proposals	Maryland law and the Maryland charters are more restrictive in terms of when and how shareholders can call a special meeting.

None of the Trusts are required to hold annual meetings of its shareholders.

Each Trust’s by-laws provide that special meetings of shareholders will be held whenever called by the board of trustees and whenever election of a trustee or trustees by shareholders is required by the provisions of Section 16(a) of the 1940 Act for that purpose. Each Trust’s by-laws also provide that a meeting of shareholders for any purpose

None of the Corporations are required to hold annual meetings of their stockholders unless the 1940 Act requires an election of directors by shareholders.

Each Corporation’s by-laws provide that special meetings of the Corporation’s stockholders may be called by the board of directors and certain of the Corporation’s officers. Each Corporation’s shall be called by the trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding of the Trust pertaining to any sub-trust.

Notices of any meeting of the shareholders shall be given by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least 15 days before the meeting, to such address as may be registered with the Trust by the shareholder.

by-laws also provide that, special meetings of the shareholders shall be called by the Secretary on the written request of shareholders entitled to cast (i) in the case of a meeting for the purpose of removing a director, at least 10% and (ii) in the case of a meeting for any other purpose, at least 25%, in each case of all the votes entitled to be cast at such meeting, provided that any such request satisfies certain procedural and informational requirements by the stockholders requesting the meeting. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted upon at any special meeting of the shareholders held during the preceding 12 months.

The charter provides that for any shareholder proposal to be presented in connection with an annual meeting of shareholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the board of directors, the shareholders must, among other things, have given timely notice. Shareholder proposals to be presented in connection with a special meeting of shareholders will be presented by the Corporation only to the extent required by the MGCL.

Under the MGCL, the board of directors has the sole power to fix the record date for determining stockholders entitled to request a special meeting, the record date for determining stockholders entitled to notice of and to vote at the special meeting and the date, time and place, if any, and the means of remote communication, if any, by which stockholders and proxy holders may be considered present in person and may vote at the special meeting.

Pursuant to the Corporations’ charters, notice of a shareholder meeting must be given not less than 10 days, nor more than 90 days before each shareholders’ meeting.

Distributions and Dividends	No significant differences

Each trust agreement provides that dividends and distributions on shares of a particular sub-trust may be paid with such frequency as the trustees may determine, to the holders of shares of that sub-trust, from the income, capital gains, accrued or realized, from the assets belonging to that sub-trust, as the trustees may determine, after providing for actual and accrued liabilities belonging to that sub-trust. All dividends and distributions on shares of a particular sub-trust shall be distributed pro-rata to the holders of shares of that sub-trust in proportion to the number of shares of that sub-trust held by such holders at the date and time of record established for the payment of such dividends or distributions. Any such dividend or distribution paid in shares shall be paid at the current net asset value of the sub-trust.

Each Corporation’s charter provides that dividends and capital gains distributions on shares of a particular Series may be paid with such frequency, in such form, and in such amount as the board of directors may determine, after providing for actual and accrued liabilities of that Series. All dividends on shares of a particular Series shall be paid only out of the income belonging to that Series and all capital gains distributions on shares of a particular Series shall be paid only out of the capital gains belonging to that Series. All dividends and distributions on shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions. Any such dividend or distribution paid in shares shall be paid at the current net asset value of the Series.

Rights Upon Liquidation and Dissolution/ Termination	The Massachusetts trust agreements require that the liquidation of a Trust or any sub-trust be approved by a 1940 Act majority of shareholders. Maryland law has a less stringent requirement and

In the event of the liquidation or dissolution of a Trust, the shareholders of each sub-trust that has been established and designated shall be entitled to receive, when and as declared by the trustees, the excess of the assets belonging to that sub-trust over the liabilities belonging to that sub-trust. The assets so distributable to

Under the MGCL and each Corporation’s charter, the board of directors of a Maryland corporation may dissolve the corporation by resolution of a majority of the board of directors that declares that the dissolution is advisable. A vote of a majority of all votes entitled to be cast on the proposed dissolution is requires that a majority of all votes entitled to be cast at a meeting in which a quorum is present approve the liquidation of a Corporation. In addition, pursuant to our charters, if the Corporation has multiple Series, our Charters allow a Series of a Corporation to be liquidated and terminated without a shareholder vote.

the shareholders of any particular sub-trust shall be distributed among such shareholders in proportion to the number of shares of that sub-trust held by them and recorded on the books of the Trust.

The termination of a Trust, or the liquidation of any particular sub-trust, may be authorized by the vote of a majority of the trustees then in office subject to the approval of a majority of the outstanding voting shares of that sub-trust, as defined in the 1940 Act.

required to approve the dissolution. In addition, the MGCL provides that shareholders of a corporation entitled to cast at least 25% of all the votes that may be cast in the election of directors may petition a court of equity for an involuntary dissolution of the corporation on certain enumerated grounds set forth in the MGCL (including, among other things, failure of the shareholders to elect directors).

Each Corporation’s charter provides that in the event of the liquidation of a particular Series, the shareholders of the Series that is being liquidated shall be entitled to receive, as a class, when and as declared by the board of directors, the excess of the assets belonging to that Series over the liabilities of that Series. The holders of shares of any particular Series shall not be entitled thereby to any distribution upon liquidation of any other Series. The assets so distributable to the shareholders of any particular Series shall be distributed among such shareholders in proportion to the number of shares of that Series held by them and recorded on the books of the Corporation. The liquidation of any particular Series in which there are shares then outstanding may be authorized by vote of a majority of the board of directors then in office, and, if required by the 1940 Act, subject to the approval of a majority of the outstanding voting securities of that Series, as defined in the 1940 Act, and without the vote of the holders of shares of any other Series. The liquidation of a particular Series may be accomplished, in whole or in part, by the transfer of assets of such Series to another Series or to a series of another corporation, trust or other entity registered as an open-

end management investment company under the Investment Company Act, by the exchange of shares of such Series for the shares of another Series or shares of a series of another corporation, trust or other entity registered as an open-end management investment company under the Investment Company Act, or by any other means permitted under applicable law.

Appraisal Rights	No significant differences	Each Trust’s shareholders have no appraisal rights.	Based on an exception in the MGCL for open-end investment companies registered under the 1940 Act, holders of each Corporation’s common stock have no appraisal rights.

Appendix C

Proposed Form of Articles of Incorporation

CORPORATION NAME

ARTICLES OF INCORPORATION

FIRST: THE UNDERSIGNED, David Oestreicher, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, being at least eighteen years of age, acting as incorporator, does hereby form a corporation under the General Laws of the State of Maryland.

 SECOND: (a) The name of the corporation (which is hereinafter called the “Corporation”) is:

Corporation Name

(b) The Corporation acknowledges that it is adopting its corporate name through permission of T. Rowe Price Associates, Inc., a Maryland corporation (hereinafter referred to as “Price Associates”), and acknowledges that Price Associates has the sole and exclusive right to use or license the use of the name “T. Rowe Price” in commerce. The Corporation agrees that if at any time and for any cause, the investment adviser or distributor of the Corporation ceases to be Price Associates or an affiliate of Price Associates, the Corporation shall at the written request of Price Associates take all requisite action to amend the Charter of the Corporation to eliminate the name “T. Rowe Price” from the Corporation’s corporate name and from the designations of its shares of capital stock. The Corporation further acknowledges that Price Associates reserves the right to grant the non-exclusive right to use the name “T. Rowe Price” to any other corporation, including other investment companies, whether now in existence or hereafter created.

THIRD: (a) The purposes for which and any of which the Corporation is formed and the business and objects to be carried on and promoted by it are:

  (1) To engage in the business of investing, reinvesting, or trading in securities as an investment company classified under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”), as an open-end, management investment company, and in connection therewith to hold part or all of its assets in cash.

  (2) To engage in other lawful business or activity, whether or not related to the business described elsewhere in this Article or to any other business at the time or theretofore engaged in by the Corporation or as otherwise permitted to be engaged in by an open-end, management investment company under the Investment Company Act.

 (b) The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the General Laws of the State of Maryland.

FOURTH: The present address of the principal office of the Corporation in this State is 100 East Pratt Street, Baltimore, Maryland 21202.

FIFTH: The name and address of the resident agent of the Corporation in this State are David Oestreicher, 100 East Pratt Street, Baltimore, Maryland 21202. Said resident agent is a citizen of the State of Maryland who resides there.

SIXTH: (a) The total number of shares of stock of all classes and series which the Corporation initially has authority to issue is Number of Shares shares of capital stock (par value $Par Value per Share per share), amounting in aggregate par value to Par Value. All of such shares are initially classified and designated as “Common Stock.” The Board of Directors may classify and reclassify any unissued shares of capital stock (whether or not such shares have been previously classified or reclassified) from time to time by setting or changing in any one or more respects the class or series designations or setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of capital stock. A majority of the entire Board of Directors, without action by the stockholders, may amend the Charter of the Corporation to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

 (b) The shares of Common Stock of the Corporation may be divided and classified into separate series. The shares of Common Stock of the Corporation, or of any series of Common Stock of the Corporation to the extent such Common Stock is divided into series, may be further subdivided into classes. Unless otherwise provided herein or in Articles Supplementary establishing such classes, all such shares, or all shares of a series of Common Stock in a series, shall have identical voting, dividend, and liquidation rights. Shares of the classes may also be subject to such front-end sales loads, contingent deferred sales charges, expenses (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated), conversion rights, and class voting rights as shall be consistent with Maryland law, the Investment Company Act and the rules and regulations of the Financial Industry Regulatory Authority, Inc. (“FINRA”)

and shall be contained herein or in Articles Supplementary establishing such classes.

 (c) All of the authorized shares of Common Stock are initially classified as a series of Common Stock designated as the “[Series Name]” and separate classes of that series of Common Stock designated as the “[Class Name].” Any series of Common Stock shall be referred to herein individually and collectively, together with any further series from time to time established, as “Series.” References to “Series” may, for convenience also include any classes of a series of Common Stock notwithstanding that, if powers, rights, preferences or limitations of a class differ from those of the other shares of the Series, such class shall be referred to herein individually as “Class” and collectively, together with any further classes from time to time established, as “Classes.”

 (d) Each such Series and/or Class shall consist, until further changed, of the lesser of (x) Number of Shares shares or (y) the number of shares that could be issued by issuing all of the shares of any Series and/or Class currently or hereafter classified less the total number of shares then issued and outstanding in all of such Series and/or Classes.

 (e) The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Common Stock classified as the [Series Name] and/or [Class Name] and any additional Series or Classes of Common Stock (unless provided otherwise by the Board of Directors in classifying or reclassifying the shares of any such additional Series):

  (1) Assets Belonging to Series. Except to the extent otherwise required under the Investment Company Act, all consideration received by the Corporation from the issue or sale of shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation of such assets, and any funds or payments derived from any investment or reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits, and proceeds, together with any items allocated as provided in the following sentence, are hereinafter referred to collectively as the “assets belonging to” that Series. In the event that there are any assets, income, earnings, profits, or proceeds which are not readily identifiable as belonging to any particular Series, such items shall be allocated by or under the supervision of the Board of Directors to and among any one or more of the Series from time to time classified or reclassified, in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable and subject to the applicable provisions of the Investment Company Act; and any general items so allocated to a particular Series shall belong to that Series. Each such allocation by the Board of Directors shall be conclusive and binding for all purposes.

  (2) Liabilities of Series. Except to the extent otherwise required under the Investment Company Act, the assets belonging to each Series shall be charged with the liabilities of the Corporation in respect of that Series and all expenses, costs, charges, and reserves attributable to that Series. Any liabilities, expenses, costs, charges, or reserves of the Corporation which are attributable to more than one Series, or are not readily identifiable as pertaining to any particular Series, shall be allocated and charged by or under the supervision of the Board of Directors to and among one or more of the Series established and designated from time to time in such manner and on such basis as the Board of Directors, in its sole discretion, deems fair and equitable, and subject to the applicable provisions of the Investment Company Act. The liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to collectively as the “liabilities of” that Series. Each allocation of liabilities, expenses, costs, charges, and reserves by or under the supervision of the Board of Directors shall be conclusive and binding for all purposes.

  (3) Dividends and Distributions.

   (A) Dividends and capital gains distributions on shares of a particular Series may be paid with such frequency, in such form, and in such amount as the Board of Directors may determine by resolution adopted from time to time, or pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board of Directors may determine, after providing for actual and accrued liabilities of that Series. All dividends on shares of a particular Series shall be paid only out of the income belonging to that Series and all capital gains distributions on shares of a particular Series shall be paid only out of the capital gains belonging to that Series. All dividends and distributions on shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of shares of that Series held by such holders at the date and time of record established for the payment of such dividends or distributions, except that, in connection with any dividend or distribution program or procedure, the Board of Directors may determine that no dividend or distribution shall be payable on shares as to which the stockholder’s purchase order and/or payment have not been received by the time or times established by the Board of Directors under such program or procedure.

   (B) Dividends and distributions on shares of any Series, whether payable in cash, property, or additional shares of the same or another Series, or a combination thereof, shall be paid only out of earnings, surplus, or other assets belonging to such Series and may vary among the Classes of a Series, all as determined by the Board of Directors or pursuant to any program that the Board of Directors may have in effect at the time for the election by stockholders of the form in which dividends or distributions are to be paid. Any such dividend or distribution paid in shares shall be paid at the current net asset value thereof.

  (4) Voting. On each matter submitted to a vote of the stockholders, each holder of shares shall be entitled to one vote for each whole share standing in his name on the books of the Corporation, irrespective of the Series thereof, and the exclusive voting power for all purposes shall be vested in the holders of Common Stock. All shares of all Series shall vote as a single class (“Single Class Voting”) as to any matters in which such share of stock is entitled to vote and each fractional share of stock shall be entitled to a proportionate fractional vote; provided, however, that (i) as to any matter with respect to which a separate vote of any Series is required by the Investment Company Act or by the Maryland General Corporation Law, such requirement as to a separate vote by that Series shall apply in lieu of Single Class Voting in addition to any other vote that may be required by law; (ii) in the event that the separate vote requirement referred to in clause (i) above applies with respect to more than one Series and the interests of those Series are the same, then, subject to clause (iv) below, the shares of all such Series shall vote as a single class in addition to any other vote that may be required by law, (iii) in the event that the separate vote requirement referred to in clause (i) above applies with respect to one or more Series, then, subject to clause (iv) below, the shares of all other Series shall vote as a single class in addition to any other vote that may be required by law; and (iv) as to any matter which does not affect the interest of a particular Series, including liquidation of another Series as described in paragraph (7) below, only the holders of shares of the one or more affected Series shall be entitled to vote in addition to any other vote that may be required by law.

  (5) Redemption. The shares of any Series shall be subject to redemption as follows:

   (A) Each holder of shares of any Series shall have the right to require the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable terms and conditions as the Board of Directors may determine, including, without limitation, such terms and conditions as may be required or permitted under the Investment Company Act, to redeem all or any part of his shares of such Series at a redemption price equal to the current net asset value per share of that Series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or other fee or charge, if any, as the Board of Directors may from time to time establish in accordance with the Investment Company Act, rules adopted by FINRA, and any other applicable securities law. Notwithstanding the foregoing, the Corporation may suspend the right of holders of shares of any Series to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent required or permitted under the Investment Company Act.

   (B) To the extent and in the manner permitted by the Investment Company Act and the Maryland General Corporation Law, and if authorized by the Board of Directors in its sole discretion, the Corporation may redeem at any time and from time to time, in whole or in part, at their current net asset value, less such redemption fee or other fee or charge, if any, as the Board of Directors may from time to time establish in accordance with the Investment Company Act, rules adopted by FINRA, and any other applicable securities law, shares of any Series from any stockholder, upon the sending of written, telegraphic, or electronic notice of redemption to each holder whose shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable. A redemption under this paragraph (5)(B), even if it is for all the shares of a Series shall not be considered a liquidation under paragraph (7) requiring a vote of stockholders.

  (6) Redemption Payments. Except to the extent otherwise required or permitted under the Investment Company Act, all redemptions shall be at a redemption price equal to the current net asset value per share of shares of that Series to be redeemed as determined by the Board of Directors from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the Series whose shares are being redeemed. The redemption price shall be paid in cash and/or, if authorized by the Board of Directors in its sole discretion, (a) securities at the value of such securities used in such determination of current net asset value or (b) shares of another Series of the Corporation or shares of a series of another corporation, trust or other entity registered as an open-end management investment company under the Investment Company Act received by the Corporation in exchange for the assets of a Series; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash and/or securities unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in other assets, at the value of such other assets used in such determination of current net asset value. Any certificates for shares of capital stock of the Corporation to be redeemed or repurchased shall be surrendered in proper form for transfer, together with any proof of the authenticity of signatures required by the Board of Directors or transfer agent of the Corporation.

  (7) Liquidation. In the event of the liquidation of a particular Series, the stockholders of the Series that is being liquidated shall be entitled to receive, as a class, when and as declared by the Board of Directors, the excess of the assets belonging to that Series over the liabilities of that Series. The holders of shares of any particular Series shall not be entitled thereby to any distribution upon liquidation of any other Series. The assets so distributable to the stockholders of any particular Series shall be distributed among such stockholders in proportion to the number of shares of that Series held by them and recorded on the books of the Corporation. The liquidation of any particular Series in which there are shares then outstanding may be authorized by vote of a majority of the Board of Directors then in office, and, if required by the Investment Company Act, subject to the approval of a majority of the outstanding voting securities of that Series, as defined in the Investment Company Act, and without the vote of the holders of shares of any other Series. The liquidation of a particular Series may be accomplished, in whole or in part, by the transfer of assets of such Series to another Series or to a series of another corporation, trust or other entity registered as an open-end management investment company under the Investment Company Act, by the exchange of shares of such Series for the shares of another Series or shares of a series of another corporation, trust or other entity registered as an open-end management investment company under the Investment Company Act, or by any other means permitted under applicable law.

  (8) Net Asset Value. The net asset value per share of any Series shall be the quotient obtained by dividing the value of the net assets of that Series (being the value of the assets belonging to that Series less the liabilities of that Series) by the total number of shares of that Series outstanding, all as determined by or under the direction of the Board of Directors in accordance with generally accepted accounting principles and the Investment Company Act. Subject to the applicable provisions of the Investment Company Act, the Board of Directors, in its sole discretion, may prescribe and shall set forth in the By-Laws of the Corporation, or in a duly adopted resolution of the Board of Directors, such bases and times for determining the value of the assets belonging to, and the net asset value per share of outstanding shares of, each Series or Class, or the net income attributable to such shares, as the Board of Directors deems necessary or desirable. The Board of Directors shall have full discretion, to the extent not inconsistent with the Maryland General Corporation Law and the Investment Company Act, to determine which items shall be treated as income and which items as capital and whether any item of expense shall be charged to income or capital. Each such determination and allocation shall be conclusive and binding for all purposes.

  (9) Conversion or Exchange Rights. Subject to compliance with the Investment Company Act, the Board of Directors shall have authority to provide that holders of shares of any Series or Classes shall have the right to convert or exchange their shares for shares of one or more other Series or Classes in accordance with such requirements and procedures as may be established by the Board of Directors.

  (10) Equality. All shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities of that Series), and each share of any particular Series shall be equal to each other share of that Series, except to the extent provided otherwise by the Charter of the Corporation or the Investment Company Act. The Board of Directors may from time to time divide or combine the shares of any particular Series into a greater or lesser number of shares of that Series without thereby changing the proportionate interest in the assets belonging to that Series or in any way affecting the rights of holders of shares of any other Series.

  (11) Conditions on Classes. Expenses uniquely related to the and/or [Class Name] and any further Classes hereafter established (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated or as otherwise determined in accordance with the Investment Company Act) shall be borne by the particular Class, and shall be appropriately reflected (in the manner prescribed by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of that Class, all as the Board of Directors may determine by resolution from time to time, and shall be described in the prospectus or statement of additional information for such Class as and to the extent required by the Investment Company Act. As to any matter with respect to which a separate vote of any Class is required by the Investment Company Act, such requirement as to a separate vote by that Class shall apply in addition to any voting requirements established by the Maryland General Corporation Law. As to any matter which does not affect the interest of the all Classes of a Series, only the holders of shares of the affected Classes (or the holders of the particular Class or Classes) shall be entitled to vote.

 (f) For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other Charter document of the Corporation (unless otherwise provided in any such articles or document), any Class or Series of stock of the Corporation shall be deemed to rank:

  (1) prior to another Class or Series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other Class or Series;

  (2) on a parity with another Class or Series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such Class or Series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other Class or Series; and

  (3) junior to another Class or Series either as to dividends or upon liquidation, if the rights of the holders of such Class or Series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

 (g) The Corporation may (but is not obligated to) issue and sell fractions of shares of capital stock having pro rata all the rights of full shares, including, without limitation, the right to vote and to receive dividends, and wherever the words “share” or “shares” are used in the Charter or By-Laws of the Corporation, they shall be deemed to include fractions of shares where the context does not clearly indicate that only full shares are intended.

 (h) The Corporation shall not be obligated to issue certificates representing shares of capital stock. At the time of issue or transfer of shares without certificates, the Corporation shall provide the stockholder with such information as may be required under the Maryland General Corporation Law and the Maryland Uniform Commercial Code - Investment Securities.

 (i) All of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of capital stock set forth in these Articles or in any Articles Supplementary establishing a Class or Series of Common Stock shall be subject to, and construed in accordance with, the requirements of the Investment Company Act. The determination by the Board of Directors, with the advice of counsel, that any of the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of capital stock set forth in these Articles or in any Articles Supplementary establishing a Series or Class of Common Stock is in conflict with the Investment Company Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations shall be final and conclusive and shall be binding upon the Corporation and the stockholders. If and to the extent that the Board of Directors makes a determination pursuant to the foregoing sentence, then (a) the provisions of such applicable law or regulations shall control, and (b) such conflicting provisions of these Articles or any such Articles of Amendments or Articles Supplementary shall be deemed severable from the other provisions contained in these Articles or such Articles Supplementary.

SEVENTH:  (a) The number of directors of the Corporation shall initially be one (1), which number may be increased or decreased pursuant to the By-Laws of the Corporation, but shall never be less than the minimum number permitted by the Maryland General Corporation Law. The name of the director who will serve until the first annual meeting and until his successors are elected and qualified is Edward C. Bernard.

 (b) A director of the Corporation who with respect to the Corporation is not an interested person, as defined by the Investment Company Act, shall be deemed to be independent and disinterested when making any determination or taking any action as a director of the Corporation.

EIGHTH: (a) The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors and stockholders:

 (1) The Board of Directors is hereby empowered to authorize the issuance from time to time of shares of its stock of any Series (or Class thereof), whether now or hereafter authorized, or securities convertible into shares of its stock of any Series (or Class thereof), whether now or hereafter authorized, for such consideration as may be deemed advisable by the Board of Directors (or without consideration in the case of a stock split or stock dividend) and without any action by the stockholders.

 (2) Except as may otherwise be provided by contract or the Investment Company Act, no holder of any stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any Class, Series, or type of stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series, or types of stock or other securities at the time outstanding.

 (3) The Board of Directors of the Corporation shall, consistent with applicable law (including, without limitation, the Investment Company Act), have the power in its sole discretion (A) to determine from time to time in accordance with sound accounting practice or other reasonable valuation methods what constitutes annual or other net profits, earnings, surplus, net assets in excess of capital, net asset value, or net asset value per share; (B) to determine that retained earnings or surplus shall remain in the hands of the Corporation; (C) to set apart out of any funds of the Corporation such reserve or reserves in such amount or amounts and for such proper purpose or purposes as it shall determine and to abolish any such reserve or any part thereof; (D) to distribute and pay distributions or dividends in stock, cash, or other securities or property out of surplus or any other funds or amounts legally available therefor, at such times and to the stockholders of record on such dates as it may, from time to time, determine; (E) to determine whether and to what extent and at what times and places and under what conditions and regulations the books, accounts, and documents of the Corporation, or any of them, shall be open to the inspection of stockholders, except as otherwise provided by statute or the By-Laws of the Corporation, and, except as so provided, no stockholder shall have any right to inspect any book, account, or document of the Corporation unless authorized to do so by resolution of the Board of Directors; (F) to determine any matter relating to the sale, purchase, and/or other acquisition or disposition of securities or other assets of the Corporation; and (G) to determine any other matter relating to the business and affairs of the Corporation.

 (4) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all Classes and Series of capital stock of the Corporation or of the total number of shares of any Class or Series of capital stock of the Corporation entitled to vote as a separate Class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all Classes and Series outstanding and entitled to vote thereon, or of the Class or Series entitled to vote thereon as a separate Class, as the case may be, except as otherwise provided in the Charter of the Corporation.

 (5) The Corporation shall indemnify (A) its present and former directors and officers, whether serving or having served the Corporation or at its request any other entity, to the fullest extent required or permitted by Maryland law in effect from time to time (as limited by the Investment Company Act), including the advance of expenses under the procedures and to the fullest extent permitted by law, and (B) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as shall be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve, and amend from time to time such by-laws, resolutions, or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

 (6) To the fullest extent permitted by Maryland law in effect from time to time (as limited by the Investment Company Act), no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the Charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation on liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.

 (7) The Corporation reserves the right from time to time to make any amendments to the Charter of the Corporation which may now or hereafter be authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter of the Corporation, of any shares of its outstanding stock by classification, reclassification, or otherwise.

 (8) For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely notice thereof in writing to the Secretary of the Corporation in the manner and containing the information required by the By-Laws of the Corporation. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the Maryland General Corporation Law and the By-Laws of the Corporation.

 (9) Except to the extent otherwise prohibited by applicable law, the Corporation may enter into any management or investment advisory contract or underwriting contract or any other type of contract with, and may otherwise engage in any transaction or do business with, any person, firm, or corporation or any subsidiary or other affiliate of any such person, firm, or corporation, and may authorize such person, firm, or corporation or such subsidiary or other affiliate to enter into any other contracts or arrangements with any other person, firm, or corporation which relate to the Corporation or the conduct of its business, notwithstanding that any directors or officers of the Corporation are or may subsequently become partners, directors, officers, stockholders, or employees of such person, firm, or corporation or of such subsidiary or other affiliate or may have a material financial interest in any such contract, transaction, or business; and except to the extent otherwise provided by applicable law, no such contract, transaction, or business shall be invalidated or voidable, or in any way affected thereby, nor shall any of such directors or officers of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any other person for any loss incurred solely because of the entering into and performance of such contract or the engaging in such transaction or business or the existence of such material financial interest therein, provided that such relationship to such person, firm, or corporation or such subsidiary or affiliate or such material financial interest was disclosed or otherwise known to the Board of Directors prior to the Corporation’s entering into such contract or engaging in such transaction or business, and in the case of directors of the Corporation, that Section 2-419 of the Maryland General Corporation Law has been satisfied.

 (10) Each provision of the Charter of the Corporation shall be severable from the other provisions contained in the Charter of the Corporation. If any provisions of the Charter of the Corporation shall be held invalid or unenforceable in any manner by any court of competent jurisdiction, such invalidity or unenforceability shall pertain only to such provision in the Charter of the Corporation and shall not in any manner affect any other provision of the Charter of the Corporation.

 (b) The enumeration and definition of particular powers of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other Article of the Charter of the Corporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under Maryland law in effect from time to time.

NINTH: The duration of the Corporation shall be perpetual.

IN WITNESS WHEREOF, I have signed these Articles of Incorporation, acknowledging the same to be my act, on [date of incorporation].

WITNESS:

_________________________ Darrell N. Braman	By:___________________________ David Oestreicher

Consent of Resident Agent

THE UNDERSIGNED, hereby consents to act as resident agent in Maryland for the entity named in the attached instrument.

___________________________ Signature Printed Name: David Oestreicher

Appendix D

Proposed Form of Bylaws

BY-LAWS

OF

[CORPORATION NAME]

TABLE OF CONTENTS

Page

ARTICLE I. NAME OF CORPORATION, LOCATION OF OFFICES AND
SEAL  1

 1.01. Name .  1

 1.02. Principal Office 1

 1.03. Seal ....  1

ARTICLE II. SHAREHOLDERS 1

 2.01. Annual Meetings 1

 2.02. Special Meetings 2

 2.03. Place of Meetings 2

 2.04. Notice of Meetings 2

 2.05. Voting - In General 3

 2.06. Shareholders Entitled to Vote 3

 2.07. Voting - Proxies 3

 2.08. Quorum 4

 2.09. Absence of Quorum 4

 2.10. Stock Ledger and List of Shareholders 4

 2.11. Informal Action by Shareholders 4

ARTICLE III. BOARD OF DIRECTORS 5

 3.01. Number and Term of Office 5

 3.02. Qualification of Directors 5

 3.03. Election of Directors 5

 3.04. Removal of Directors 5

 3.05. Vacancies and Newly Created Directorships 5

 3.06. General Powers 6

 3.07. Power to Issue and Sell Stock 6

 3.08. Power to Declare Dividends 6

 3.09. Annual and Regular Meetings 7

 3.10. Special Meetings 7

 3.11. Notice  7

 3.12. Waiver of Notice 7

 3.13. Quorum and Voting 7

 3.14. Conference Telephone 7

 3.15. Compensation 8

 3.16. Action Without a Meeting 8

 3.17. Director Emeritus 8

ARTICLE IV. EXECUTIVE COMMITTEE AND OTHER COMMITTEES 8

 4.01. How Constituted 8

 4.02. Powers of the Executive Committee 8

 4.03. Other Committees of the Board of Directors 9

 4.04. Proceedings, Quorum and Manner of Acting 9

 4.05. Other Committees 9

ARTICLE V. OFFICERS 9

 5.01. General 9

 5.02. Election, Term of Office and Qualifications 9

 5.03. Resignation 10

 5.04. Removal 10

 5.05. Vacancies and Newly Created Offices 10

 5.06. Chairman of the Board 10

 5.07. President 10

 5.08. Vice President 11

 5.09. Treasurer and Assistant Treasurers 11

 5.10. Secretary and Assistant Secretaries 11

 5.11. Subordinate Officers 12

 5.12. Remuneration 12

 5.13. Surety Bond 12

ARTICLE VI. CUSTODY OF SECURITIES AND CASH 12

 6.01. Employment of a Custodian 12

 6.02. Central Certificate Service 12

 6.03. Cash Assets 13

 6.04. Free Cash Accounts 13

 6.05. Action Upon Termination of Custodian Agreement 13

 6.06. Other Arrangements 13

ARTICLE VII. EXECUTION OF INSTRUMENTS, VOTING OF SECURITIES 13

 7.01. Execution of Instruments 13

 7.02. Voting of Securities 14

ARTICLE VIII. CAPITAL STOCK 14

 8.01. Ownership of Shares 14

 8.02. Transfer of Capital Stock 14

 8.03. Transfer Agents and Registrars 14

 8.04. Transfer Regulations 14

 8.05. Fixing of Record Date 15

ARTICLE IX. FISCAL YEAR, ACCOUNTANT 15

 9.01. Fiscal Year 15

 9.02. Accountant 15

ARTICLE X. INDEMNIFICATION AND INSURANCE 16

 10.01. Indemnification and Payment of Expenses in Advance 16

 10.02. Insurance of Officers, Directors, Employees and Agents 17

 10.03. Amendment 17

ARTICLE XI. AMENDMENTS 17

 11.01. General 17

 11.02. By Shareholders Only 18

ARTICLE XII. MISCELLANEOUS 18

 12.01 Use of the Term “Annual Meeting” 18

[CORPORATION NAME]

(A Maryland Corporation)

BY-LAWS

ARTICLE I

NAME OF CORPORATION,

LOCATION OF OFFICES AND SEAL

 Section 1.01. Name: The name of the Corporation is [Corporation Name].

 Section 1.02. Principal Office: The principal office of the Corporation in the State of Maryland shall be located in the City of Baltimore. The Corporation may, in addition, establish and maintain such other offices and places of business, within or outside the State of Maryland, as the Board of Directors may from time to time determine. [ MGCL, Sections 2-103(4), 2-108(a)(1) ]1

1 Bracketed citations are to the General Corporation Law of the State of Maryland (“MGCL”) or to the United States Investment Company Act of 1940, as amended (the “Investment Company Act”), or to Rules of the United States Securities and Exchange Commission thereunder (“SEC Rules”). The citations are inserted for reference only and do not constitute a part of the By-Laws.

 Section 1.03. Seal: The corporate seal of the Corporation shall be circular in form, and shall bear the name of the Corporation, the year of its incorporation, and the words “Corporate Seal, Maryland.” The form of the seal shall be subject to alteration by the Board of Directors and the seal may be used by causing it or a facsimile to be impressed or affixed or printed or otherwise reproduced. In lieu of affixing the corporate seal to any document it shall be sufficient to meet the requirements of any law, rule, or regulation relating to a corporate seal to affix the word “(Seal)” adjacent to the signature of the authorized officer of the Corporation. Any officer or Director of the Corporation shall have authority to affix the corporate seal of the Corporation to any document requiring the same. [ MGCL, Sections 1-304(b), 2-103(3) ]

ARTICLE II

SHAREHOLDERS

 Section 2.01. Annual Meetings: The Corporation shall not be required to hold an annual meeting of its shareholders in any year unless the Investment Company Act of 1940 requires an election of directors by shareholders. In the event that the Corporation shall be so required to hold an annual meeting, such meeting shall be held at a date and time set by the Board of Directors, which date shall be no later than 120 days after the occurrence of the event requiring the meeting.

  Any shareholders’ meeting held in accordance with the preceding sentence shall for all purposes constitute the annual meeting of shareholders for the fiscal year of the corporation in which the meeting is held. At any such meeting, the shareholders shall elect directors to hold the offices of any directors who have held office for more than one year or who have been elected by the Board of Directors to fill vacancies which result from any cause. Except as the Articles of Incorporation or statute provides otherwise, Directors may transact any business within the powers of the Corporation as may properly come before the meeting. Any business of the Corporation may be transacted at the annual meeting without being specially designated in the notice, except such business as is specifically required by statute to be stated in the notice. [ MGCL, Section 2-501 ]

 Section 2.02. Special Meetings: Special meetings of the shareholders may be called at any time by the Chairman of the Board, the President, any Vice President, or by the Board of Directors. Special meetings of the shareholders shall be called by the Secretary on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least ten (10) percent and (b) in the case of a meeting for any other purpose, at least 25 percent, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on, and the shareholders requesting the meeting shall have paid to the Corporation the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders. Unless requested by shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted upon at any special meeting of the shareholders held during the preceding twelve (12) months. [ MGCL, Section 2-502 ]

 Section 2.03. Place of Meetings: All shareholders’ meetings shall be held at such place within the United States as may be fixed from time to time by the Board of Directors. [ MGCL, Section 2-503 ]

 Section 2.04. Notice of Meetings: Not less than ten (10) days, nor more than ninety (90) days before each shareholders’ meeting, the Secretary or an Assistant Secretary of the Corporation shall give to each shareholder entitled to vote at the meeting, and each other shareholder entitled to notice of the meeting, written notice stating (1) the time and place of the meeting, and (2) the purpose or purposes of the meeting if the meeting is a special meeting or if notice of the purpose is required by statute to be given. Such notice shall be personally delivered to the shareholder, or left at his residence or usual place of business, or mailed to him at this address or transmitted to the shareholder by electronic mail to any electronic mail address of the shareholder or by any other electronic means in all cases as such address appears on the records of the Corporation. No notice of a shareholders’ meeting need be given to any shareholder who shall sign a written waiver of such notice, whether before or after the meeting, which is filed with the records of shareholders’ meetings, or to any shareholder who is present at the meeting in person or by proxy. Notice of adjournment of a shareholders’ meeting to another time or place need not be given if such time and place are announced at the meeting, unless the adjournment is for more than one hundred twenty (120) days after the original record date. [ MGCL, Sections 2-504, 2-511(d) ]

 Section 2.05. Voting - In General: Except as otherwise specifically provided in the Articles of Incorporation or these By-Laws, or as required by provisions of the Investment Company Act with respect to the vote of a series, if any, of the Corporation, at every shareholders’ meeting, each shareholder shall be entitled to one vote for each share of stock of the Corporation validly issued and outstanding and held by such shareholder, except that no shares held by the Corporation shall be entitled to a vote. Fractional shares shall be entitled to fractional votes. Except as otherwise specifically provided in the Articles of Incorporation, or these By-Laws, or as required by provisions of the Investment Company Act, a majority of all the votes cast at a meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. The vote upon any question shall be by ballot whenever requested by any person entitled to vote, but, unless such a request is made, voting may be conducted in any way approved by the meeting. [ MGCL, Sections 2-214(a)(i), 2-506(a)(2), 2-507(a), 2-509(b) ]

 At any meeting at which there is an election of Directors, the Chairman of the meeting may, and upon request of the holders of ten (10) percent of the stock entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath or affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall, after the election, make a certificate of the result of the vote taken. No candidate for the office of Director shall be appointed as an inspector.

 Section 2.06. Shareholders Entitled to Vote: If, pursuant to Section 8.05 hereof, a record date has been fixed for the determination of shareholders entitled to notice of or to vote at any shareholders’ meeting, each shareholder of the Corporation shall be entitled to vote in person or by proxy, each share or fraction of a share of stock outstanding in his name on the books of the Corporation on such record date. If no record date has been fixed for the determination of shareholders, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day on which notice of the meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting, or, if notice is waived by all shareholders, at the close of business on the tenth (10th) day next preceding the date of the meeting. [ MGCL, Sections 2-507, 2-511 ]

 Section 2.07. Voting - Proxies: A shareholder may authorize another person to act as proxy for the shareholder by: (i) signing a writing authorizing another person to act as proxy, (ii) the shareholder’s authorized agent signing the writing or causing the shareholder’s signature to be affixed to the writing by any reasonable means, including facsimile signature, or (iii) transmitting, or authorizing the transmission of, an authorization for the person to act as proxy to the person authorized to act as proxy or any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm or proxy support service organization. The authorization may be transmitted by a telegram, cablegram, datagram, electronic mail, or any other electronic or telephonic means. A copy, facsimile telecommunication, or other reliable reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original writing or transmission could be used. No proxy shall be valid more than eleven (11) months after its date unless it provides for a longer period. [ MGCL, Section 2-507(b) and (c) ]

 Section 2.08. Quorum: The presence at any shareholders’ meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting shall constitute a quorum. [ MGCL, Section 2-506(a) ]

 Section 2.09. Absence of Quorum: In the absence of a quorum, the holders of a majority of shares entitled to vote at the meeting and present thereat in person or by proxy, or, if no shareholder entitled to vote is present in person or by proxy, any officer present who is entitled to preside at or act as Secretary of such meeting, may adjourn the meeting sine die or from time to time. Any business that might have been transacted at the meeting originally called may be transacted at any such adjourned meeting at which a quorum is present.

 Section 2.10. Stock Ledger and List of Shareholders: It shall be the duty of the Secretary or Assistant Secretary of the Corporation to cause an original or duplicate stock ledger to be maintained at the office of the Corporation’s transfer agent, containing the names and addresses of all shareholders and the number of shares of each class held by each shareholder. Such stock ledger may be in written form, or any other form capable of being converted into written form within a reasonable time for visual inspection. Any one or more persons, who together are and for at least six (6) months have been shareholders of record of at least five percent (5%) of the outstanding capital stock of the Corporation, may submit (unless the Corporation at the time of the request maintains a duplicate stock ledger at its principal office) a written request to any officer of the Corporation or its resident agent in Maryland for a list of the shareholders of the Corporation. Within twenty (20) days after such a request, there shall be prepared and filed at the Corporation’s principal office a list, verified under oath by an officer of the Corporation or by its stock transfer agent or registrar, which sets forth the name and address of each shareholder and the number of shares of each class which the shareholder holds. [ MGCL, Sections 2-209, 2-513 ]

 Section 2.11. Informal Action By Shareholders: Any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting if a unanimous consent which sets forth the action is:

  (a) Given in writing or by electronic transmission by each shareholder entitled to vote on the matter; and

  (b) Filed in paper or electronic form with the records of shareholders’ meetings. [ MGCL, Section 2-505 ]

ARTICLE III

BOARD OF DIRECTORS

 Section 3.01. Number and Term of Office: The Board of Directors shall consist of one (1) Director, which number may be increased by a resolution of a majority of the entire Board of Directors, provided that the number of Directors shall not be more than fifteen (15) nor less than the lesser of (i) three (3) or (ii) the number of shareholders of the Corporation. Each Director (whenever elected) shall hold office until the next annual meeting of shareholders and until his successor is elected and qualifies or until his earlier death, resignation, or removal. [ MGCL, Sections 2-402, 2-404, 2-405 ]

 Section 3.02. Qualification of Directors: No member of the Board of Directors need be a shareholder of the Corporation, but at least one member of the Board of Directors shall be a person who is not an interested person (as such term is defined in the Investment Company Act) of the investment adviser of the Corporation, nor an officer or employee of the Corporation. [ MGCL, Section 2-403; Investment Company Act, Section 10(d) ]

 Section 3.03. Election of Directors: Until the first annual meeting of shareholders, or until successors are duly elected and qualified, the Board of Directors shall consist of the persons named as such in the Articles of Incorporation. Thereafter, except as otherwise provided in Sections 3.04 and 3.05 hereof, at each annual meeting, the shareholders shall elect Directors to hold office until the next annual meeting and/or until their successors are elected and qualify. In the event that Directors are not elected at an annual shareholders’ meeting, then Directors may be elected at a special shareholders’ meeting. Directors shall be elected by vote of the holders of a plurality of the shares present in person or by proxy and entitled to vote. [ MGCL, Section 2-404 ]

 Section 3.04. Removal of Directors: At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office, either with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. [ MGCL, Sections 2-406, 2-407 ]

 Section 3.05. Vacancies and Newly Created Directorships: If any vacancies occur in the Board of Directors by reason of resignation, removal or otherwise, or if the authorized number of Directors is increased, the Directors then in office shall continue to act, and such vacancies (if not previously filled by the shareholders) may be filled by a majority of the Directors then in office, whether or not sufficient to constitute a quorum, provided that, immediately after filling such vacancy, at least two-thirds of the Directors then holding office shall have been elected to such office by the shareholders of the Corporation. In the event that at any time, other than the time preceding the first meeting of shareholders, less than a majority of the Directors of the Corporation holding office at that time were so elected by the shareholders, a meeting of the shareholders shall be held promptly and in any event within sixty (60) days for the purpose of electing Directors to fill any existing vacancies in the Board of Directors unless the Securities and Exchange Commission shall by order extend such period. Except as provided in Section 3.04 hereof, a Director elected by the Board of Directors to fill a vacancy shall be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualifies. [ MGCL, Section 2-407; Investment Company Act, Section 16(a) ]

 Section 3.06. General Powers:

  (a) The property, business, and affairs of the Corporation shall be managed under the direction of the Board of Directors which may exercise all the powers of the Corporation except such as are by law, by the Articles of Incorporation, or by these By-Laws conferred upon or reserved to the shareholders of the Corporation. [ MGCL, Section 2-401 ]

  (b) All acts done by any meeting of the Directors or by any person acting as a Director, so long as his successor shall not have been duly elected or appointed, shall, notwithstanding that it be afterwards discovered that there was some defect in the election of the Directors or such person acting as a Director or that they or any of them were disqualified, be as valid as if the Directors or such person, as the case may be, had been duly elected and were or was qualified to be Directors or a Director of the Corporation.

 Section 3.07. Power to Issue and Sell Stock: The Board of Directors may from time to time authorize by resolution the issuance and sale of any of the Corporation’s authorized shares to such persons as the Board of Directors shall deem advisable and such resolution shall set the minimum price or value of consideration for the stock or a formula for its determination, and shall include a fair description of any consideration other than money and a statement of the actual value of such consideration as determined by the Board of Directors or a statement that the Board of Directors has determined that the actual value is or will be not less than a certain sum. [ MGCL, Section 2-203 ]

 Section 3.08. Power to Declare Dividends:

  (a) The Board of Directors, from time to time as it may deem advisable, may declare and the Corporation pay dividends, in cash, property, or shares of the Corporation available for dividends out of any source available for dividends, to the shareholders according to their respective rights and interests. [ MGCL, Section 2-309 ]

  (b) The Board of Directors shall cause to be accompanied by a written statement any dividend payment wholly or partly from any source other than the Corporation’s accumulated undistributed net income (determined in accordance with good accounting practice and the rules and regulations of the Securities and Exchange Commission then in effect) not including profits or losses realized upon the sale of securities or other properties. Such statement shall adequately disclose the source or sources of such payment and the basis of calculation and shall be otherwise in such form as the Securities and Exchange Commission may prescribe. [ Investment Company Act, Section 19; SEC Rule 19a-1; MGCL, Section 2-309(c) ]

  (c) Notwithstanding the above provisions of this Section 3.08, the Board of Directors may at any time declare and distribute pro rata among the shareholders a stock dividend out of the Corporation’s authorized but unissued shares of stock, including any shares previously purchased by the Corporation, provided that such dividend shall not be distributed in shares of any class with respect to any shares of a different class. The shares so distributed shall be issued at the par value thereof, and there shall be transferred to stated capital, at the time such dividend is paid, an amount of surplus equal to the aggregate par value of the shares issued as a dividend and there may be transferred from earned surplus to capital surplus such additional amount as the Board of Directors may determine. [ MGCL, Section 2-309 ]

 Section 3.09. Annual and Regular Meetings: The annual meeting of the Board of Directors for choosing officers and transacting other proper business shall be held after the annual shareholders’ meeting at such time and place as may be specified in the notice of such meeting of the Board of Directors or, in the absence of such annual shareholders’ meeting, at such time and place as the Board of Directors may provide. The Board of Directors from time to time may provide by resolution for the holding of regular meetings and fix their time and place (within or outside the State of Maryland). [ MGCL, Section 2-409(a) ]

 Section 3.10. Special Meetings: Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the President (or, in the absence or disability of the President, by any Vice President), the Treasurer, or two or more Directors, at the time and place (within or outside the State of Maryland) specified in the respective notices or waivers of notice of such meetings.

 Section 3.11. Notice: Notice of annual, regular, and special meetings shall be in writing, stating the time and place, and shall be mailed to each Director at his residence or regular place of business or caused to be delivered to him personally or to be transmitted to him by telegraph, cable, or wireless at least two (2) days before the day on which the meeting is to be held. Except as otherwise required by the By-Laws or the Investment Company Act, such notice need not include a statement of the business to be transacted at, or the purpose of, the meeting. [ MGCL, Section 2- 409(b) ]

 Section 3.12. Waiver of Notice: No notice of any meeting need be given to any Director who is present at the meeting or to any Director who signs a waiver of the notice of the meeting (which waiver shall be filed with the records of the meeting), whether before or after the meeting. [ MGCL, Section 2-409(c) ]

 Section 3.13. Quorum and Voting: At all meetings of the Board of Directors the presence of one-third of the total number of Directors authorized, but not less than two (2) Directors if there are at least two directors, shall constitute a quorum. In the absence of a quorum, a majority of the Directors present may adjourn the meeting, from time to time, until a quorum shall be present. The action of a majority of the Directors present at a meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by law, by the Articles of Incorporation or by these By-Laws. [ MGCL, Section 2-408 ]

 Section 3.14. Conference Telephone: Members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board or of such committee by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at such meeting. [ MGCL, Section 2-409(d) ]

 Section 3.15. Compensation: Each Director may receive such remuneration for his services as shall be fixed from time to time by resolution of the Board of Directors.

 Section 3.16. Action Without a Meeting: Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a unanimous written consent which sets forth the action is given in writing or by electronic transmission by each member of the Board or committee and is filed in paper or electronic form with the minutes of proceedings of the Board or committee. [ MGCL, Section 2-408(c) ]

 Section 3.17. Director Emeritus: Upon the retirement of a Director of the Corporation, the Board of Directors may designate such retired Director as a Director Emeritus. The position of Director Emeritus shall be honorary only and shall not confer upon such Director Emeritus any responsibility, or voting authority, whatsoever with respect to the Corporation. A Director Emeritus may, but shall not be required to, attend the meetings of the Board of Directors and receive materials normally provided Directors relating to the Corporation. The Board of Directors may establish such compensation as it may deem appropriate under the circumstances to be paid by the Corporation to a Director Emeritus.

ARTICLE IV

EXECUTIVE COMMITTEE AND OTHER COMMITTEES

 Section 4.01. How Constituted: By resolution adopted by the Board of Directors, the Board may appoint from among its members one or more committees, including an Executive Committee, each consisting of one or more Directors. Each member of a committee shall continue to hold office subject to the discretion of the Board. [ MGCL, Section 2-411 ]

 Section 4.02. Powers of the Executive Committee: Unless otherwise provided by resolution of the Board of Directors, the Executive Committee, in the intervals between meetings of the Board of Directors, shall have and may exercise all of the powers of the Board of Directors to manage the business and affairs of the Corporation except the power to:

  (a) Issue stock other than as provided in Section 2-411(b) of Corporations and Associations Article of the Annotated Code of Maryland;

  (b) Recommend to the shareholders any action which requires shareholder approval;

  (c) Amend the By-Laws; or

  (d) Approve any merger or share exchange which does not require shareholder approval.

 [ MGCL, Section 2-411(a) ]

 Section 4.03. Other Committees of the Board of Directors: To the extent provided by resolution of the Board, other committees shall have and may exercise any of the powers that may lawfully be granted to the Executive Committee. [ MGCL, Section 2-411(a) ]

 Section 4.04. Proceedings, Quorum, and Manner of Acting: In the absence of appropriate resolution of the Board of Directors, each committee may adopt such rules and regulations governing its proceedings, quorum and manner of acting as it shall deem proper and desirable, provided that the quorum shall not be less than two (2) Directors. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint a member of the Board of Directors to act in the place of such absent member. [ MGCL, Section 2-411(c) ]

 Section 4.05. Other Committees: The Board of Directors may appoint other committees, each consisting of one or more persons who need not be Directors. Each such committee shall have such powers and perform such duties as may be assigned to it from time to time by the Board of Directors, but shall not exercise any power which may lawfully be exercised only by the Board of Directors or a committee thereof.

ARTICLE V

OFFICERS

 Section 5.01. General: The officers of the Corporation shall be a President, one or more Vice Presidents (one or more of whom may be designated Executive Vice President), a Secretary, and a Treasurer, and may include one or more Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of Section 5.11 hereof. The Board of Directors may elect, but shall not be required to elect, a Chairman of the Board. [ MGCL, Section 2-412 ]

 Section 5.02. Election, Term of Office and Qualifications: The officers of the Corporation (except those appointed pursuant to Section 5.11 hereof) shall be elected by the Board of Directors at its first meeting and thereafter at each annual meeting of the Board. If any officer or officers are not elected at any such meeting, such officer or officers may be elected at any subsequent regular or special meeting of the Board. Except as provided in Sections 5.03, 5.04, and 5.05 hereof, each officer elected by the Board of Directors shall hold office until the next annual meeting of the Board of Directors and until his successor shall have been chosen and qualified. Any person may hold two or more offices of the Corporation, except that neither the Chairman of the Board, nor the President, may hold the office of Vice

President, but no person shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required by law, the Articles of Incorporation, or these By-Laws to be executed, acknowledged, or verified by two or more officers. The Chairman of the Board shall be selected from among the Directors of the Corporation and may hold such office only so long as he continues to be a Director. No other officer need be a Director. [ MGCL, Sections 2-412, 2-413 and 2-415 ]

 Section 5.03. Resignation: Any officer may resign his office at any time by delivering a written resignation to the Board of Directors, the President, the Secretary, or any Assistant Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

 Section 5.04. Removal: Any officer may be removed from office by the Board of Directors whenever in the judgment of the Board of Directors the best interests of the Corporation will be served thereby. [ MGCL, Section 2-413(c) ]

 Section 5.05 Vacancies and Newly Created Offices: If any vacancy shall occur in any office by reason of death, resignation, removal, disqualification or other cause, or if any new office shall be created, such vacancies or newly created offices may be filled by the Board of Directors at any meeting or, in the case of any office created pursuant to Section 5.11 hereof, by any officer upon whom such power shall have been conferred by the Board of Directors. [ MGCL, Section 2- 413(d) ]

 Section 5.06. Chairman of the Board: Unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board, if there be such an officer, shall be the chief executive and operating officer of the Corporation, shall preside at all shareholders’ meetings, and at all meetings of the Board of Directors. He shall be ex officio a member of all standing committees of the Board of Directors. Subject to the supervision of the Board of Directors, he shall have general charge of the business, affairs, property, and operation of the Corporation and its officers, employees, and agents. He may sign (unless the President or a Vice President shall have signed) certificates representing stock of the Corporation authorized for issuance by the Board of Directors and shall have such other powers and perform such other duties as may be assigned to him from time to time by the Board of Directors.

 Section 5.07. President: Unless otherwise provided by resolution of the Board of Directors, the President shall, at the request of or in the absence or disability of the Chairman of the Board, or if no Chairman of the Board has been chosen, he shall preside at all shareholders’ meetings and at all meetings of the Board of Directors and shall in general exercise the powers and perform the duties of the Chairman of the Board. He may sign

(unless the Chairman or a Vice President shall have signed) certificates representing stock of the Corporation authorized for issuance by the Board of Directors. Except as the Board of Directors may otherwise order, he may sign in the name and on behalf of the Corporation all deeds, bonds, contracts, or agreements. He shall exercise such other powers and perform such other duties as from time to time may be assigned to him by the Board of Directors.

 Section 5.08. Vice President: The Board of Directors shall, from time to time, designate and elect one or more Vice Presidents (one or more of whom may be designated Executive Vice President) who shall have such powers and perform such duties as from time to time may be assigned to them by the Board of Directors or the President. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, the Vice President in order of seniority of tenure in such office or in such other order as the Board of Directors may determine) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign (unless the Chairman, the President, or another Vice President shall have signed) certificates representing stock of the Corporation authorized for issuance by the Board of Directors.

 Section 5.09. Treasurer and Assistant Treasurers: The Treasurer shall be the principal financial and accounting officer of the Corporation and shall have general charge of the finances and books of account of the Corporation. Except as otherwise provided by the Board of Directors, he shall have general supervision of the funds and property of the Corporation and of the performance by the custodian of its duties with respect thereto. He may countersign (unless an Assistant Treasurer or Secretary or Assistant Secretary shall have countersigned) certificates representing stock of the Corporation authorized for issuance by the Board of Directors. He shall render to the Board of Directors, whenever directed by the Board, an account of the financial condition of the Corporation and of all his transactions as Treasurer; and as soon as possible after the close of each fiscal year he shall make and submit to the Board of Directors a like report for such fiscal year. He shall cause to be prepared annually a full and correct statement of the affairs of the Corporation, including a balance sheet and a financial statement of operations for the preceding fiscal year, which shall be submitted at the annual meeting of shareholders and filed within twenty (20) days thereafter at the principal office of the Corporation. He shall perform all the acts incidental to the office of the Treasurer, subject to the control of the Board of Directors. Any Assistant Treasurer may perform such duties of the Treasurer as the Treasurer or the Board of Directors may assign, and, in the absence of the Treasurer, he may perform all the duties of the Treasurer.

 Section 5.10. Secretary and Assistant Secretaries: The Secretary shall attend to the giving and serving of all notices of the

Corporation and shall record all proceedings of the meetings of the shareholders and Directors in one or more books to be kept for that purpose. He shall keep in safe custody the seal of the Corporation and shall have charge of the records of the Corporation, including the stock books and such other books and papers as the Board of Directors may direct and such books, reports, certificates and other documents required by law to be kept, all of which shall at all reasonable times be open to inspection by any Director. He shall countersign (unless the Treasurer, an Assistant Treasurer or an Assistant Secretary shall have countersigned) certificates representing stock of the Corporation authorized for issuance by the Board of Directors. He shall perform such other duties as appertain to his office or as may be required by the Board of Directors. Any Assistant Secretary may perform such duties of the Secretary as the Secretary or the Board of Directors may assign, and, in the absence of the Secretary, he may perform all the duties of the Secretary.

 Section 5.11. Subordinate Officers: The Board of Directors from time to time may appoint such other officers or agents as it may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Board of Directors may determine. The Board of Directors from time to time may delegate to one or more officers or agents the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities, and duties. [ MGCL, Section 2-412(b) ]

 Section 5.12. Remuneration: The salaries or other compensation of the officers of the Corporation shall be fixed from time to time by resolution of the Board of Directors, except that the Board of Directors may by resolution delegate to any person or group of persons the power to fix the salaries or other compensation of any subordinate officers or agents appointed in accordance with the provisions of Section 5.11 hereof.

 Section 5.13. Surety Bond: The Board of Directors may require any officer or agent of the Corporation to execute a bond (including, without limitation, any bond required by the Investment Company Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder) to the Corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his or her duties to the Corporation, including responsibility for negligence and for the accounting for any of the Corporation’s property, funds or securities that may come into his or her hands.

ARTICLE VI

CUSTODY OF SECURITIES AND CASH

 Section 6.01. Employment of a Custodian: The Corporation shall place and at all times maintain in the custody of a Custodian (including any sub-custodian for the Custodian) all funds, securities, and similar investments owned by the Corporation. The Custodian shall be a bank having an aggregate capital, surplus, and undivided profits of not less than $10,000,000. Subject to such rules, regulations, and orders as the Securities and Exchange Commission may adopt as necessary or appropriate for the protection of investors, the Corporation’s Custodian may deposit all or a part of the securities owned by the Corporation in a sub-custodian or sub-custodians situated within or without the United States. The Custodian shall be appointed and its remuneration fixed by the Board of Directors. [ Investment Company Act, Section 17(f) ]

 Section 6.02. Central Certificate Service: Subject to such rules, regulations, and orders as the Securities and Exchange Commission may adopt as necessary or appropriate for the protection of investors, the Corporation’s Custodian may deposit all or any part of the securities owned by the Corporation in a system for the central handling of securities established by a national securities exchange or national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities. [ Investment Company Act, Section 17(f) ]

 Section 6.03. Cash Assets: The cash proceeds from the sale of securities and similar investments and other cash assets of the Corporation shall be kept in the custody of a bank or banks appointed pursuant to Section 6.01 hereof, or in accordance with such rules and regulations or orders as the Securities and Exchange Commission may from time to time prescribe for the protection of investors, except that the Corporation may maintain a checking account or accounts in a bank or banks, each having an aggregate capital, surplus, and undivided profits of not less than $10,000,000, provided that the balance of such account or the aggregate balances of such accounts shall at no time exceed the amount of the fidelity bond, maintained pursuant to the requirements of the Investment Company Act and rules and regulations thereunder, covering the officers or employees authorized to draw on such account or accounts. [ Investment Company Act, Section 17(f) ]

 Section 6.04. Free Cash Accounts: The Corporation may, upon resolution of its Board of Directors, maintain a petty cash account free of the foregoing requirements of this Article VI in an amount not to exceed $500, provided that such account is operated under the imprest system and is maintained subject to adequate controls approved by the Board of Directors over disbursements and reimbursements including, but not limited to, fidelity bond coverage for persons having access to such funds. [ Investment Company Act, Rule 17f-3 ]

 Section 6.05. Action Upon Termination of Custodian Agreement: Upon resignation of a custodian of the Corporation or inability of a custodian to continue to serve, the Board of Directors shall promptly appoint a successor custodian, but in the event that no successor custodian can be found who has the required qualifications and is willing to serve, the Board of Directors shall call as promptly as possible a special meeting of the shareholders to determine whether the Corporation shall function without a custodian or shall be liquidated. If so directed by vote of the holders of a majority of the outstanding shares of stock of the Corporation, the custodian shall deliver and pay over all property of the Corporation held by it as specified in such vote.

 Section 6.06. Other Arrangements: The Corporation may make such other arrangements for the custody of its assets (including deposit arrangements) as may be required by any applicable law, rule or regulation.

ARTICLE VII

EXECUTION OF INSTRUMENTS, VOTING OF SECURITIES

 Section 7.01. Execution of Instruments: All deeds, documents, transfers, contracts, agreements, requisitions or orders, promissory notes, assignments, endorsements, checks and drafts for the payment of money by the Corporation, and other instruments requiring execution by the Corporation shall be signed by the Chairman, the President, a Vice President, or the Treasurer, or as the Board of Directors may otherwise, from time to time, authorize. Any such authorization may be general or confined to specific instances.

 Section 7.02. Voting of Securities: Unless otherwise ordered by the Board of Directors, the Chairman, the President, or any Vice President shall have full power and authority on behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meeting of shareholders of any company in which the Corporation may hold stock. At any such meeting such officer shall possess and may exercise (in person or by proxy) any and all rights, powers, and privileges incident to the ownership of such stock. The Board of Directors may by resolution from time to time confer like powers upon any other person or persons. [ MGCL, Section 2-509 ]

ARTICLE VIII

CAPITAL STOCK

 Section 8.01. Ownership of Shares:

  (a) Certificates certifying the ownership of shares will not be issued for shares purchased or otherwise acquired. The ownership of shares, full or fractional, shall be recorded on the books of the Corporation or its agent. The record books of the Corporation as kept by the Corporation or its agent, as the case may be, shall be conclusive as to the number of shares held from time to time by each such shareholder.

 Section 8.02. Transfer of Capital Stock:

  (a) Shares of stock of the Corporation shall be transferable only upon the books of the Corporation kept for such purpose.

  (b) The Corporation shall be entitled to treat the holder of record of any share of stock as the absolute owner thereof for all purposes, and accordingly shall not be bound to recognize any legal, equitable, or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the statutes of the State of Maryland.

 Section 8.03. Transfer Agents and Registrars: The Board of Directors may, from time to time, appoint or remove transfer agents and registrars of transfers of shares of stock of the Corporation, and it may appoint the same person as both transfer agent and registrar.

 Section 8.04. Transfer Regulations: The shares of stock of the Corporation may be freely transferred, and the Board of Directors may, from time to time, adopt lawful rules and regulations with reference to the method of transfer of the shares of stock of the Corporation.

 Section 8.05. Fixing of Record Date: The Board of Directors may fix in advance a date as a record date for the determination of the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion, or exchange of stock, or for any other proper purpose, provided that such record date shall be a date not more than ninety (90) days nor, in the case of a meeting of shareholders, less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. In such case, only such shareholders as shall be shareholders of record on the record date so fixed shall be entitled to such notice of, and to vote at, such meeting or adjournment, or to give such consent, or to receive payment of such dividend or other distribution, or to receive such allotment of rights, or to exercise such rights, or to take other action, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any such record date. A meeting of shareholders convened on the date for which it was called may be adjourned from time to time without notice to a date not more than one hundred twenty (120) days after the original record date. [ MGCL, Section 2-511 ]

ARTICLE IX

FISCAL YEAR, ACCOUNTANT

 Section 9.01. Fiscal Year: The fiscal year of the Corporation shall be the twelve (12) calendar months beginning on the 1st day of [fiscal year start date], in each year and ending on the last day of the following [fiscal year end date] or such other period of twelve (12) calendar months as the Board of Directors may by resolution prescribe.

 Section 9.02. Accountant:

  (a) The Corporation shall employ an independent public accountant or firm of independent public accountants as its accountant to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation. The accountant’s certificates and reports shall be addressed both to the Board of Directors and to the shareholders.

  (b) A majority of the members of the Board of Directors who are not interested persons (as such term is defined in the Investment Company Act) of the Corporation shall select the accountant, by vote cast in person, at any meeting held before the first annual shareholders’ meeting, and thereafter shall select the accountant annually, by vote cast in person, at a meeting held within thirty (30) days before or after the beginning of the fiscal year of the Corporation or within thirty (30) days before the annual shareholders’ meeting in that year. Such selection shall be submitted for ratification or rejection at the next succeeding annual shareholders’ meeting. If such meeting shall reject such selection, the accountant shall be selected by majority vote of the Corporation’s outstanding voting securities, either at the meeting at which the rejection occurred or at a subsequent meeting of shareholders called for the purpose.

  (c) Any vacancy occurring between annual meetings, due to the death or resignation of the accountant, may be filled by the vote of a majority of those members of the Board of Directors who are not interested persons (as so defined) of the Corporation, cast in person at a meeting called for the purpose of voting on such action.

  (d) The employment of the accountant shall be conditioned upon the right of the Corporation by vote of a majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment forthwith without any penalty. [ Investment Company Act, Section 32(a) ]

ARTICLE X

INDEMNIFICATION AND INSURANCE

 Section 10.01. Indemnification and Payment of Expenses in Advance: The Corporation shall indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys’ fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under Maryland law. Subject to any applicable limitations and requirements set forth in the Corporation’s Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

 Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“Disabling Conduct”).

 Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

  (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

  (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

   (i) the vote of a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

   (ii) an independent legal counsel in a written opinion.

 Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

  (a) the Indemnitee provides a security for his undertaking; or

  (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

  (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

   (i) a majority of a quorum of directors who are neither “interested persons” of the Corporation as defined in Section 2(a)(19) of the Investment Company Act, nor parties to the Proceeding; or

   (ii) an independent legal counsel in a written opinion.

 Section 10.02. Insurance of Officers, Directors, Employees and Agents: To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability. [ MGCL, Section 2- 418(k) ]

 Section 10.03. Amendment: No amendment, alteration or repeal of this Article or the adoption, alteration or amendment of any other provision of the Articles of Incorporation or By- Laws inconsistent with this Article shall adversely affect any right or protection of any person under this Article with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

ARTICLE XI

AMENDMENTS

 Section 11.01. General: Except as provided in Section 11.02 hereof, all By-Laws of the Corporation, whether adopted by the Board of Directors or the shareholders, shall be subject to amendment, alteration, or repeal, and new By-Laws may be made, by the affirmative vote of a majority of either:

  (a) the holders of record of the outstanding shares of stock of the Corporation entitled to vote, at any annual or special meeting the notice or waiver of notice of which shall have specified or summarized the proposed amendment, alteration, repeal, or new By-Law; or

  (b) the Directors present at any regular or special meeting at which a quorum is present if the notice or waiver of notice thereof or material sent to the Directors in connection therewith on or prior to the last date for the giving of such notice under these By-Laws shall have specified or summarized the proposed amendment, alteration, repeal, or new By-Law.

 Section 11.02. By Shareholders Only:

  (a) No amendment of any section of these By-Laws shall be made except by the shareholders of the Corporation if the shareholders shall have provided in the By-Laws that such section may not be amended, altered, or repealed except by the shareholders.

  (b) From and after the issue of any shares of the Capital Stock of the Corporation, no amendment of this Article XI shall be made except by the shareholders of the Corporation.

ARTICLE XII

MISCELLANEOUS

 Section 12.01. Use of the Term “Annual Meeting:” The use of the term “annual meeting” in these By-Laws shall not be construed as implying a requirement that a shareholder meeting be held annually.

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JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 26, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

By my signature below, I appoint Edward C. Bernard and David Oestreicher as proxies to vote all the shares of the Fund or Funds named below that I am entitled to vote at the Joint Special Meeting of Shareholders to be held on July 26, 2017 at 8:00 a.m., ET at the offices of the fund, 100 East Pratt Street, Baltimore, MD 21202, and at any adjournments of the meeting. Messrs. Bernard and Oestreicher may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Bernard and Oestreicher to vote this proxy as specified on the reverse side, and I revoke any previous proxies that I have executed. The proxies will vote any other matters that arise at the meeting in accordance with their best judgment. I acknowledge receipt of the Fund’s Notice of Joint Special Meeting of Shareholders and proxy statement. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSAL.

YOUR VOTE IS IMPORTANT. Mark, sign, date and return this proxy card as soon as possible.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE. TRP_28475_050317

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on July 26, 2017.

The Joint Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/trp-28475

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUND	FUND	FUND
T. Rowe Price California Tax-Free Bond Fund	T. Rowe Price California Tax-Free Money Fund	T. Rowe Price Capital Appreciation Fund
T. Rowe Price Equity Income Fund	T. Rowe Price Georgia Tax-Free Bond Fund	T. Rowe Price GNMA Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	T. Rowe Price Maryland Tax-Free Bond Fund	T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New America Growth Fund	T. Rowe Price New Jersey Tax-Free Bond Fund	T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Money Fund	T. Rowe Price Virginia Tax-Free Bond Fund

Please detach at perforation before mailing.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: X

A. Proposal THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1. To approve the redomiciliation and reorganization of the Trusts and their sub-trusts (the Funds) into newly-established Maryland corporations and series thereunder.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 T. Rowe Price California Tax-Free Bond Fund				02 T. Rowe Price California Tax-Free Money Fund
03 T. Rowe Price Capital Appreciation Fund				04 T. Rowe Price Equity Income Fund
05 T. Rowe Price Georgia Tax-Free Bond Fund				06 T. Rowe Price GNMA Fund
07 T. Rowe Price Maryland Short-Term Tax-Free Bond Fund				08 T. Rowe Price Maryland Tax-Free Bond Fund
09 T. Rowe Price Maryland Tax-Free Money Fund				10 T. Rowe Price New America Growth Fund
11 T. Rowe Price New Jersey Tax-Free Bond Fund				12 T. Rowe Price New York Tax-Free Bond Fund
13 T. Rowe Price New York Tax-Free Money Fund				14 T. Rowe Price Virginia Tax-Free Bond Fund

B. Authorized Signatures —This section must be completed for your vote to be counted — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy)—Please print date below	Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box
/ /

608999900109999999999
xxxxxxxxxxxxxx	TRP 28475	M xxxxxxxx

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE THE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

As a shareholder, it is important for you to vote!

On the back of this Notice, you will find a summary of the proposal that requires a shareholder vote at the Meeting.

This communication is NOT a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Joint Proxy Statement for the Meeting and Form of Proxy Card are available at: https://www.proxy-direct.com/trp-28475

If you want to receive a paper copy of the proxy materials or an email with a link to the proxy materials, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within three business days of receipt of the request. Please make your request as soon as possible, but no later than July 17, 2017, to facilitate timely delivery. The Joint Special Meeting of Shareholders of T. Rowe Price Funds will be held on July 26, 2017, at 8:00 a.m., ET, at the offices of the fund, 100 East Pratt Street, Baltimore, MD 21202. To obtain directions to be able to attend the Meeting and vote in person, call 1-800-638-5660.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to:

On this site you can view the Proxy Statement and Form of Proxy Card online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

E-MAIL REQUEST AT: proxymaterials@computershare.com:
Email us to request Proxy Materials for the Shareholder Meeting and/or to set future delivery preferences.
TELEPHONE REQUESTS - CALL 1-877-816-5331
Obtain paper copies of the Proxy Statement and/or Form of Proxy Card with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. at NO CHARGE to you. Follow the instructions provided in the recorded messages.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN July 17, 2017, TO FACILITATE TIMELY DELIVERY.
PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN NOVEMBER 25, 2010 TO FACILITATE TIMELY DELIVERY.

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Your Fund Holdings:

FUNDS	FUNDS	FUNDS
T. Rowe Price California Tax-Free Bond Fund	T. Rowe Price California Tax-Free Money Fund	T. Rowe Price Capital Appreciation Fund
T. Rowe Price Equity Income Fund	T. Rowe Price Georgia Tax-Free Bond Fund	T. Rowe Price GNMA Fund
T. Rowe Price Maryland Short-Term Tax-Free Bond Fund	T. Rowe Price Maryland Tax-Free Bond Fund	T. Rowe Price Maryland Tax-Free Money Fund
T. Rowe Price New America Growth Fund	T. Rowe Price New Jersey Tax-Free Bond Fund	T. Rowe Price New York Tax-Free Bond Fund
T. Rowe Price New York Tax-Free Money Fund	T. Rowe Price Virginia Tax-Free Bond Fund

The following matter will be considered at the Meeting:

1. To approve the redomiciliation and reorganization of the Trusts and their sub-trusts (the Funds) into newly-established Maryland corporations and series thereunder.

If you wish to attend and vote at the Meeting, please bring this Notice and proper identification with you to the Meeting.

Please refer to the Proxy Materials for further details on the proposal.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Common Questions about Notice and Access

Why am I receiving a Notice of Internet Availability instead of a Proxy Card and Proxy Statement?

Your Fund(s) has elected to utilize a distribution model authorized by the Securities and Exchange Commission (“SEC”) in 2007. This model, known as Notice and Access, allows mutual funds and public companies to send you a Notice instead of a full set of printed proxy materials. As a shareholder, you can select the means by which you access those proxy materials. You can view the materials electronically via the Internet, or request a full set of printed materials for this Shareholder Meeting and all future shareholder meetings, or you can make that choice on a case by case basis.

How do I access the materials, set my preference for future shareholder meeting materials and record my vote?

On the front side of this Notice are easy to follow instructions on how to access proxy materials electronically or request a full set of printed materials. Once you are on the website or ordering on the phone, you can also make your selection for future meetings.

When you are ready to vote, electronic voting is available by Internet or Touch Tone Phone by using the Control Number and Security Code on the front of this Notice. The Touch Tone voting phone number is different from the ordering phone number and is displayed on the website. If you want to vote via Mail, you will need to request a paper copy of the materials to receive a Proxy Card and Return Envelope.

If I request printed proxy materials, how long will it take for me to receive them?

The SEC rule requires that the materials be sent via first class mail within three business days of receipt of your request.

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